AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 2008

SECURITIES ACT FILE NO. 333-151537

INVESTMENT COMPANY ACT FILE NO. 811-08709

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1                    ☐ Post-Effective Amendment No.

WESTERN ASSET HIGH INCOME

FUND II INC.

(Exact Name of Registrant as Specified in Charter)

55 Water Street

New York, New York 10041

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

1-888-777-1012

(Area Code and Telephone Number)

R. Jay Gerken

Legg Mason & Co., LLC

620 Eighth Avenue, 49th Floor

New York, New York 10018

(Name and Address of Agent for Services)

with copies to:

Sarah E. Cogan, Esq.	Robert I. Frenkel, Esq.
Simpson Thacher & Bartlett LLP	Legg Mason & Co., LLC
425 Lexington Avenue	300 First Stamford Place
New York, New York 10017	Stamford, Connecticut 06902

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock ($.001 par value)	4,700,000	$10.72	$50,384,000	$1,980.09	(2)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Previously paid.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

WESTERN ASSET ZENIX INCOME FUND INC.

55 Water Street

New York, New York 10041

                    , 2008

Dear Stockholder:

The Annual Meeting of Stockholders (the “Meeting”) of Western Zenix Income Fund Inc. (“ZIF”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, September 5, 2008 at 3:00 p.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

1.	A proposal to elect two Class II Directors to the Board of Directors of Western Asset Zenix Income Fund Inc.

2.	A proposal to approve the merger of Western Asset Zenix Income Fund Inc. with and into Western Asset High Income Fund II Inc. in accordance with the Maryland General Corporation Law.

3.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on July 11, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. In addition to a proposal to elect two Class II Directors to the Board of Directors (the “Board”) of ZIF, stockholders are being asked to consider a proposal to approve the merger of ZIF with and into Western Asset High Income Fund II Inc. (“HIX,” and together with ZIF, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Merger. After careful consideration, the Board of ZIF recommends that you vote “FOR” the proposed Merger.

As a result of the Merger, stockholders of ZIF common stock would receive an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of HIX, based on the net asset value of each Fund on the date preceding the Merger. HIX would not issue fractional shares to ZIF stockholders. In lieu of issuing fractional shares, HIX would pay cash to each former holder of ZIF common stock (“ZIF Common Stockholders”) in an amount equal to the value of the fractional shares of ZIF common stock that an investor would otherwise have received in the Merger. The currently issued and outstanding shares of common stock of HIX would remain issued and outstanding. In addition, holders of ZIF Auction Rate Cumulative Preferred Stock (“ZIF Preferred Stockholders”) would receive cash in the amount of the required liquidation preference of $25,000 per share plus accrued and unpaid dividends payable on each share.

Both HIX and ZIF are closed-end, diversified management investment companies listed on the New York Stock Exchange, with similar investment objectives. ZIF’s investment objective is to seek high current income by investing in a diversified portfolio of high-yield, lower rated fixed-income securities. In contrast, HIX’s primary investment objective is to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, HIX seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus. The current investment objectives and policies of HIX will continue unchanged if the Merger occurs.

The Funds have similar investment objectives of investing in a diversified portfolio of high-yield, lower rated debt securities. ZIF’s lower rated fixed-income securities consist of fixed-income securities that are rated below investment grade, specifically securities rated BB to as low as C by Standard & Poor’s Rating Group (“S&P”), or Ba to as low as C by Moody’s Investors Services, Inc. (“Moody’s”). HIX’s high-yield debt securities consist of securities rated Baa or lower by Moody’s or BBB or lower by S&P.

ZIF is a small fund with approximately $46.4 million in net assets as of March 31, 2008 and currently has higher total operating expenses than HIX. HIX is a much larger fund with approximately $834.8 million in net assets as of April 30, 2008. In addition, ZIF uses Auction Rate Cumulative Preferred Stock (“Preferred Stock”) as its leverage strategy with approximately $35 million Preferred Stock outstanding, whereas HIX uses bank borrowings as its leverage strategy. The Board believes that combining the two Funds could benefit ZIF Common Stockholders by providing, among other things, lower expenses as well as greater asset diversification, enhanced market liquidity and economies of scale as part of a larger Fund. While the proposed transaction is intended principally to achieve these benefits, the Board also believes that ZIF Preferred Stockholders, under current market conditions, would benefit by receiving cash in the amount of the required liquidation preference in exchange for the Preferred Stock they currently own.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about the proposals to be voted on, please call Broadridge Investor Communications Solutions at 1-866-414-6349.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

WESTERN ASSET ZENIX INCOME FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to elect two Class II Directors to ZIF’s Board of Directors and a proposal to merge Western Asset Zenix Income Fund Inc. (“ZIF”) with and into Western Asset High Income Fund II Inc. (“HIX,” and together with ZIF, the “Funds”) in accordance with the Maryland General Corporation Law.

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the matters that will be considered at the Annual Meeting of Stockholders (the “Meeting”) of ZIF. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about election of directors and the merger.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.	Why am I receiving the Proxy Statement/Prospectus?

A. You are being asked to vote in favor of proposals to:

1.	elect two Class II Directors to the Board of Directors of Western Asset Zenix Income Fund Inc.

2.	approve the merger of Western Asset Zenix Income Fund Inc. with and into Western Asset High Income Fund II Inc. in accordance with the Maryland General Corporation Law.

Q.	How does the Board of Directors suggest that I vote on the election of Directors?

A. After careful consideration, the Board of Directors (the “Board”) of ZIF unanimously recommends that you vote “FOR” each of the nominees for Director.

Q.	How will the merger affect me?

A. If the merger is approved, ZIF will be merged with and into HIX in accordance with the Maryland General Corporation Law. ZIF’s assets and liabilities will be combined with the assets and liabilities of HIX, holders of ZIF common stock (“ZIF Common Stockholders”) will become stockholders of HIX and holders of ZIF Auction Rate Cumulative Preferred Stock (“ZIF Preferred Stockholders”) will receive cash in the amount of the required liquidation preference of $25,000 per share plus accrued and unpaid dividends payable on each share. Proceeds for the payment of ZIF Preferred Stockholders will be provided by additional drawdowns of the current HIX credit facility.

As a result of the merger, ZIF Common Stockholders would receive an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of HIX, based on the net asset value of each Fund on the date preceding the merger. HIX would not issue fractional shares to ZIF stockholders. In lieu of issuing fractional shares, HIX would pay cash to each former ZIF Common Stockholder in an amount equal to the value of the fractional shares of ZIF common stock that an investor would otherwise have received in the merger. ZIF Preferred Stockholders would receive cash in the amount of the required liquidation preference of $25,000 per share plus accrued and unpaid dividends payable on each share. The currently issued and outstanding shares of common stock of HIX will remain issued and outstanding.

Q.	Why is the merger being recommended?

A. The Funds have similar investment objectives of investing in a diversified portfolio of high-yield, lower rated fixed-income securities. ZIF is a small fund with approximately $46.4 million in net assets as of March 31, 2008 and currently has higher total operating expenses than HIX. HIX is a much larger fund with approximately $834.8 million in net assets as of April 30, 2008. The Board believes that combining the two Funds could benefit ZIF Common Stockholders by providing, among other things, lower expenses as well as greater asset diversification, enhanced market liquidity and economies of scale as part of a larger Fund. While the proposed transaction is intended principally to achieve these benefits, the Board also believes that ZIF Preferred Stockholders, under current market conditions, would benefit by receiving cash in the amount of the required liquidation preference in exchange for the Preferred Stock they currently own.

ZIF uses preferred stock as its leverage strategy with approximately $35 million of preferred stock outstanding, whereas HIX uses bank borrowings for its leverage strategy. HIX currently has a committed 364-day credit facility with a total commitment amount of $325 million, of which $75 million is currently available. As of April 30, 2008, HIX had borrowings equal to approximately 23% of its total assets (including the amount borrowed), or approximately $250 million. The credit facility will expire on December 21, 2008 and may terminate earlier upon the occurrence of certain specified events. Proceeds for the payment to ZIF Preferred Stockholders will be provided by a drawdown of approximately $35 million of the HIX credit facility. After the drawdown, the remaining amount available under the credit facility will be sufficient for HIX to continue its leverage strategy. While the permissible percentage of leverage in the combined Fund will be lower than the current level of leverage in ZIF, the Board believes that the credit facility provides additional flexibility to the portfolio managers to adjust its leverage when appropriate, in their judgment, to do so. There is no guarantee that HIX will be able to renegotiate its credit facility on terms as favorable as its current credit facility or that borrowing rates under the existing or future HIX credit agreements will remain below the dividend rates payable from time to time on ZIF’s preferred stock.

At a meeting held on May 5, 2008, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

Q.	Are HIX’s investment objectives and policies similar to those of ZIF?

A. The Funds’ investment objectives and policies are similar, but there are some differences.

ZIF’s investment objective is to seek high current income by investing in a diversified portfolio of high-yield, lower rated fixed-income securities. In contrast, HIX’s primary investment objective is to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, HIX seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, ZIF invests at least 65% of its total assets in high-yield, lower rated fixed-income securities. ZIF’s lower rated fixed-income securities consist of fixed-income securities that are rated below investment grade, specifically securities rated BB to as low as C by Standard & Poor’s Rating Group (“S&P”), or Ba to as low as C by Moody’s Investors Services, Inc. (“Moody’s”). ZIF may invest up to 35% of its total assets in investment grade fixed-income securities under normal market conditions and in excess of that amount during temporary defensive periods. ZIF may also invest up to 20% of its total assets in non-rated securities that the investment manager believes to be of a quality comparable to rated securities in which the Fund may invest and up to 10% of its total assets in securities traded principally in foreign markets.

Under normal market conditions, HIX invests at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities. HIX’s high-yield debt securities consist of securities rated Baa or lower by Moody’s or BBB or lower by S&P. In addition, HIX may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities and up to 20% of its assets in equity securities.

The current investment objectives and policies of HIX will continue unchanged if the merger occurs.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies, and a summary of the principal risks of investing in the funds.

Q.	How will the merger affect Fund fees and expenses?

A. ZIF currently pays Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of ZIF’s average daily net assets, including the liquidation value of any preferred stock. HIX currently pays LMPFA, which is also HIX’s investment manager, for its services an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of HIX’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The management fee for HIX as a percentage of fund assets would not change as a result of the merger. Although HIX’s management fee is higher than that of ZIF, HIX has a lower total fund expense ratio than ZIF. ZIF’s expense ratio on net assets (including the cost of preferred dividend payments) was 5.26% at its fiscal year end. Excluding the cost of preferred dividend payments, ZIF’s expense ratio on net assets was 1.70% at its fiscal year end. In contrast, HIX’s expense ratio on net assets (including interest expense and commitment fees) was 2.94% at its fiscal year end. Excluding interest expense and commitment fees, HIX’s expense ratio on net assets was 1.17% at its fiscal year end.

As a result of the merger, total expenses (including the cost of preferred dividend payments and interest expense, if any) paid by ZIF common stockholders are expected to decline from 5.26% to 3.04% in the combined Fund, a decline of 2.22%.

Q.	Will I have to pay any taxes as a result of the merger?

A. The merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the merger qualifies for such treatment, ZIF Common Stockholders generally will not recognize a gain or loss for federal income tax purposes as a result of the merger. ZIF Common Stockholders may, however, recognize gain or loss with respect to cash such stockholders receive pursuant to the merger in lieu of fractional shares. The receipt of cash by ZIF Preferred Stockholders will be a taxable transaction for federal income tax purposes.

As a condition to the closing of the merger, ZIF and HIX will each receive an opinion of counsel to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the merger. See “Proposal 2—Information About the Proposed Merger—Federal Income Tax Consequences.”

Q.	Who will pay for the merger?

A. The costs of the merger will be borne by LMPFA, the Funds’ investment manager, and not by the Funds.

Q.	How does the Board recommend that I vote on the merger?

A. ZIF’s Board, including all of the Independent Directors, unanimously recommends that you vote “FOR” the merger.

Q.	What will happen if the merger is not approved?

A. If the merger is not approved, ZIF will continue as a separate investment company, and ZIF’s Board may consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the merger.

Q.	When is the merger expected to happen?

A. If ZIF’s stockholders approve the merger, the merger is expected to occur on or about September 12, 2008.

Q.	Will my vote make a difference?

A. Your vote is very important and can make a difference in the governance of ZIF, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all stockholders to participate in the governance of ZIF.

Q.	Whom do I call if I have questions?

A. If you need more information, or have any questions about voting, please call Broadridge Investor Communications Solutions, the Fund’s proxy solicitor, at 1-866-414-6349.

Q.	How do I vote my shares?

A. You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

WESTERN ASSET ZENIX INCOME FUND INC.

55 Water Street

New York, New York 10041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    , 2008

To the Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of Western Asset Zenix Income Fund Inc. (“ZIF”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, September 5, 2008 at 3:00 p.m., Eastern Standard Time, to consider and vote on the following proposals, as more fully described in the enclosed Proxy Statement/Prospectus:

1.	A proposal to elect two Class II Directors to the Board of Directors of Western Asset Zenix Income Fund Inc.

2.	A proposal to approve the merger of Western Asset Zenix Income Fund Inc. with and into Western Asset High Income Fund II Inc. in accordance with the Maryland General Corporation Law.

3.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The Board of Directors recommends that you vote “FOR” each Proposal upon which you are being asked to vote.

Stockholders of record at the close of business on July 11, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

                    , 2008

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration
Corporate Accounts	Valid Signature
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT/PROSPECTUS

                    , 2008

PROXY STATEMENT FOR:

WESTERN ASSET ZENIX INCOME FUND INC.

55 Water Street

New York, New York 10041

Tel. 888-777-1012

PROSPECTUS FOR:

WESTERN ASSET HIGH INCOME FUND II INC.

55 Water Street

New York, New York 10041

Tel. 888-777-1012

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” and each member being a “Director”) of Western Asset Zenix Income Fund Inc. (“ZIF”) for ZIF’s 2008 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Friday, September 5, 2008 at 620 Eighth Avenue, 49th Floor, New York, New York at 3:00 p.m. Eastern Standard Time. At the Meeting, stockholders of ZIF will be asked to consider and act upon the following:

1.	A proposal to elect two Class II Directors to the Board of Directors of Western Asset Zenix Income Fund Inc.

2.	A proposal to approve the merger of Western Asset Zenix Income Fund Inc. with and into Western Asset High Income Fund II Inc. in accordance with the Maryland General Corporation Law.

3.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

If Proposal 2 is approved, as a result of the merger of ZIF with and into Western Asset High Income Fund II Inc. (“HIX” and together with ZIF, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”), each share of common stock, par value $0.01 per share, of ZIF (the “ZIF Common Stock”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of HIX (the “HIX Common Stock”), based on the net asset value of each Fund on the date preceding the Merger. HIX would not issue fractional shares of HIX Common Stock to holders of ZIF Common Stock. In lieu of issuing fractional shares, HIX would pay cash to each former holder of ZIF Common Stock in an amount equal to the value of the fractional shares of HIX Common Stock that investor would otherwise have received in the Merger. Although the HIX Common Stock received in the Merger would have the same total net asset value as the ZIF Common Stock held immediately before the Merger (disregarding fractional shares), their stock price on the New York Stock Exchange (“NYSE”) may be greater or less than that of the ZIF Common Stock, based on current market prices persisting at the time of the Merger. All HIX Common Stock currently issued and outstanding would remain issued and outstanding following the Merger.

In addition, holders of shares of preferred stock of ZIF, with a liquidation preference of $25,000 per share, (“ZIF Preferred Stock”) would receive cash in the amount of the required liquidation preference plus accrued and unpaid dividends payable on each share.

The Board believes that combining the two Funds could benefit holders of ZIF Common Stock (“ZIF Common Stockholders”) by providing, among other things, lower expenses as well as greater asset diversification, enhanced market liquidity and economies of scale as part of a larger Fund. Although the Merger is intended principally to achieve these benefits, the Board also believes that holders of ZIF Auction Rate Cumulative Preferred Stock (“ZIF Preferred Stockholders”), under current market conditions, would benefit by receiving cash in the amount of the required liquidation preference in exchange for the Preferred Stock they currently own.

At a meeting held on May 5, 2008, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

HIX was incorporated in Maryland on March 19, 1998; ZIF was incorporated in Maryland on February 11, 1988. Both HIX and ZIF are closed-end, diversified management investment companies listed on the NYSE.

ZIF’s investment objective is to seek high current income by investing in a diversified portfolio of high yield, lower rated fixed-income securities. In contrast, HIX’s primary investment objective is to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, HIX seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. Although the term “fixed-income securities” encompasses preferred shares and other equity securities that pay a fixed return and the term “debt securities” does not include any type of equity security, the Manager for both Funds generally invests only in debt securities. Please see “Proposal 2—Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

The Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposal 2—Information About the Proposed Merger—The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for HIX Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of HIX Common Stock in the Merger.

Assuming ZIF Common Stockholders and ZIF Preferred Stockholders approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation in Maryland (the “SDAT”). The Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” ZIF, as soon as practical after the Closing Date, will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Merger is being structured as a reorganization, which will generally be tax-free for the stockholders of ZIF Common Stock for federal income tax purposes. See “Proposal 2—Information About the Proposed Merger—Federal Income Tax Consequences.” ZIF stockholders should consult their tax advisors to determine the actual impact of the Merger on them in light of their individual tax circumstances.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about HIX and ZIF that you should know before voting on the proposed Merger described below.

A Statement of Additional Information (“SAI”) dated             , 2008, which contains additional information about the Merger and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as HIX’s Annual Report to Shareholders for the Fiscal Year Ended April 30, 2008, filed with the SEC on July 7, 2008 (accession no. 0001104659-08-044231) and ZIF’s Annual Report to Shareholders for the Fiscal Year Ended March 31, 2008, filed with the SEC on June 2, 2008 (accession no. 0001104659-08-037274), which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. In addition, shareholder reports, proxy materials and other information concerning HIX can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for either Fund, by contacting Legg Mason Shareholder Services at 800-822-5544, by writing HIX at the address listed above or by visiting our website at www.leggmason.com/individualinvestors.

ii

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

HIX Common Stock is listed on the NYSE under the symbol “HIX,” and ZIF Common Stock is listed on the NYSE under the symbol “ZIF.” After the Closing Date, HIX Common Stock will continue to be listed on the NYSE under the symbol “HIX.”

The information contained herein concerning HIX and ZIF has been provided by, and is included herein in reliance upon, HIX and ZIF, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

iii

I

II

PROPOSAL 1—TO ELECT TWO CLASS II DIRECTORS TO ZIF’S BOARD OF DIRECTORS

Background

In accordance with ZIF’s charter, ZIF’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of ZIF’s Class II Directors expire at the Meeting. Stockholders are being asked to elect two Class II Directors at the Meeting to hold office until the consummation of the Merger or, if ZIF stockholders do not approve the Merger, until the year 2011 Annual Meeting of Stockholders, or thereafter until his successor is duly elected and qualified. The term of office of each of the remaining Class I and Class III Directors expires at the year 2010 or 2009 Annual Meeting of Stockholders, respectively, or thereafter when his or her successor is duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

Under the terms of ZIF’s charter, the ZIF Preferred Stockholders are entitled as a class, to the exclusion of the ZIF Common Stockholders, to elect two Directors of the Fund (the “Preferred Stock Directors”). Ms. Carol L. Colman and Mr. William R. Hutchinson have been designated as the Preferred Stock Directors. The Fund’s charter also provides that the ZIF Common Stockholders are entitled as a class, to the exclusion of the ZIF Preferred Stockholders, to elect two Directors of the Fund (the “Common Stock Directors”). Messrs. Paolo M. Cucchi and Daniel P. Cronin have been designated as the Common Stock Directors. The charter further provides that the remaining Directors shall be elected by holders of Common Stock and Preferred Stock, voting together as a single class. Of those designated as Preferred Stock Directors, none are nominated for election at the Meeting. Of those designated as Common Stock Directors, Mr. Cucchi is nominated for election at the Meeting. Therefore, holders of ZIF Common Stock, voting as a separate class, are being asked to vote for Mr. Cucchi, and holders of ZIF Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Mr. R. Jay Gerken at the Meeting.

Similarly, in accordance with HIX’s charter, HIX’s Board of Directors is also divided into three classes: Class I, Class II and Class III. The terms of office of HIX’s Class I, Class II and Class III Directors expire at HIX’s 2008, 2009 and 2010 Annual Meetings of Stockholders, respectively, or thereafter when his or her successor is duly elected and qualified. The same individuals (including the nominees for election to ZIF’s Board of Directors) serve as the Directors of both HIX and ZIF.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of ZIF’s Board of Directors and has indicated that he will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Directors of ZIF. These individuals are also currently Directors of HIX.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
NON-INTERESTED DIRECTORS
Paolo M. Cucchi c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees: Class II (HIX), Class II (ZIF)	Since 2007 (HIX), Since 2001 (ZIF)	Vice President and Dean of College of Liberal Arts at Drew University	25	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
INTERESTED DIRECTOR
R. Jay Gerken, CFA(2) Legg Mason, Inc. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chairman, CEO, President and Director; Class III (HIX), Class II (ZIF)	Since 2002 (HIX), Since 2002 (ZIF)	Managing Director of Legg Mason, Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly Portfolio Manager of Smith Barney Allocation Series Inc. (1996–2001) Chairman of the Board, Trustee and Director of 133 funds associated with LMPFA or its affiliates	138	Trustee, Consulting Group Capital Markets Fund

The following table provides information concerning the remaining Directors of HIX and ZIF:

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
NON-INTERESTED DIRECTORS
Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees; Class III (HIX), Class I (ZIF)	Since 2002 (HIX), Since 2007 (ZIF)	President, Colman Consulting Co.	25	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees; Class I (HIX), Class I (ZIF)	Since 2002 (HIX), Since 2007 (ZIF)	Retired; formerly, Associate General Counsel, Pfizer, Inc.	25	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees; Class II (HIX), Class I (ZIF)	Since 2001 (HIX), Since 2007 (ZIF)	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	25	Director of two registered investment companies advised by Blackstone Advisors

William R. Hutchinson c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees; Class III (HIX), Class III (ZIF)	Since 2003 (HIX), Since 1995 (ZIF)	President, W.R. Hutchinson & Associates Inc. (consulting); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	25	Director of Associated Banc-Corp.

Dr. Riordan Roett c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees; Class II (HIX), Class III (ZIF)	Since 1998 (HIX), Since 2007 (ZIF)	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	25	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Nominating and Audit Committees,; Class I (HIX), Class III (ZIF)	Since 1998 (HIX), Since 2007 (ZIF)	Henry J. Braker Professor of Commercial Law; formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	24	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

(1)	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)

Mr. Gerken is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because he is an employee of Legg Mason, the parent company of the Funds’ investment adviser.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2007:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in HIX	Dollar Range(1) of Equity Securities in ZIF	Aggregate Dollar Range(2) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Carol L. Colman	A	B	E
Daniel P. Cronin	D	C	E
Paolo M. Cucchi	A	A	C
Leslie H. Gelb	A	A	A
William R. Hutchinson	C	A	E
Dr. Riordan Roett	A	B	C
Jeswald W. Salacuse	A	A	C

INTERESTED DIRECTOR
R. Jay Gerken	C	C	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

(2)

“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At July 11, 2008, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund’s common stock.

No Director or nominee for election as Director who is not an “interested person” of the Funds as defined in the 1940 Act, nor any immediate family members, to the best of the Funds’ knowledge, had any interest in the Funds’ investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2007.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, a fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Funds during the fiscal years ended April 30, 2008 for HIX and March 31, 2008 for ZIF, and the total compensation paid to each Director during the calendar year ended December 31, 2007. Certain of the Directors listed below are members of each Fund’s Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Funds do not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal years ended April 30, 2008 and March 31, 2008 by HIX and ZIF, respectively, to Mr. Gerken who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from HIX for Fiscal Year Ended 4/30/08	Aggregate Compensation from ZIF for Fiscal Year Ended 3/31/08	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/07	Directorships(2)
Carol L. Colman	$26,484	$3,215	$326,112.63	22
Daniel P. Cronin	23,885	2,001	192,450.00	22
Paolo M. Cucchi	23,885	3,001	174,250.00	22
Leslie H. Gelb	25,174	800	178,250.00	22
William R. Hutchinson	26,519	3,203	368,239.68	22
Dr. Riordan Roett	25,501	800	180,250.00	22
Jeswald W. Salacuse	32,140	600	187,250.00	22

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of December 31, 2007.

Responsibilities of the Board of Directors

Each Fund’s Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Funds’ business by, among other things, meeting with the Funds’ management and evaluating the performance of the Funds’ service providers including Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and Western Asset Management Company Limited (“Western Asset”)(for ZIF only), the Funds’ custodian and the Funds’ transfer agent. As part of this process, the Directors consult with the Funds’ independent auditors and with their own separate independent counsel.

Each Fund’s Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. In addition, each Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During HIX’s fiscal year ended April 30, 2008, HIX’s Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. HIX does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended HIX’s 2007 Annual Meeting of Stockholders.

During ZIF’s fiscal year ended March 31, 2008, ZIF’s Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. ZIF does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended ZIF’s 2007 Annual Meeting of Stockholders.

Each Fund’s Directors review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review each Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that each Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Funds’ management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Funds, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Asset to ensure that each Fund is managed in a manner which is in the best interest of the Fund’s stockholders.

Audit Committee

Each Fund’s Audit Committee is composed of all Directors of that Fund who have been determined not to be “interested persons” of the Fund, LMPFA or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, each Fund’s Audit Committee is composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson and Salacuse and Dr. Roett. The principal functions of each Fund’s Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm.

HIX’s Audit Committee met two times during HIX’s fiscal year ended April 30, 2008. HIX’s Board of Directors adopted an amended Audit Committee Charter at a meeting held on November 17, 2006, a copy of which was filed as Annex A to HIX’s Proxy Statement dated June 26, 2007.

ZIF’s Audit Committee met two times during ZIF’s fiscal year ended March 31, 2008. ZIF’s Board of Directors adopted an amended Audit Committee Charter at a meeting held on February 15, 2007, a copy of which was filed as Annex A to ZIF’s Proxy Statement dated June 27, 2007.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson and Salacuse and Dr. Roett. Only Directors who are not “interested persons” of the Funds as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Funds’ Nominating Committees. Each Fund’s Nominating Committee may accept nominees recommended by the Fund’s stockholders as it deems appropriate. Stockholders of a Fund who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

HIX’s Nominating Committee met once during HIX’s fiscal year ended April 30, 2008. HIX’s Board of Directors adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which was filed as Annex B to HIX’s Proxy Statement dated June 26, 2007.

ZIF’s Nominating Committee met once during ZIF’s fiscal year ended March 31, 2008. ZIF’s Board of Directors adopted a Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which was filed as Annex B to ZIF’s Proxy Statement dated June 27, 2007.

Each Fund’s Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. Each Fund’s Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. Neither Fund’s Nominating Committee has specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in each Fund’s Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, each Fund’s Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Officers

Each Fund’s executive officers are chosen each year, at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. The same individuals serve as officers of both HIX and ZIF. In addition to Mr. Gerken, each Fund’s Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2007 (HIX) Since 2004 (ZIF)	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002–2004)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006 (HIX) Since 2006 (ZIF)	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002–2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003 (HIX) Since 2003 (ZIF)	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001–2004)

Thomas S. Mandia Legg Mason 300 First Stamford Place, Stamford, CT 06902 Birth year: 1962	Assistant Secretary	Since 2006 (HIX) Since 2006 (ZIF)	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for Citigroup Asset Management (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

Steven Frank Legg Mason 55 Water Street, New York, NY 10041 Birth year: 1967	Controller	Since 2005 (HIX) Since 2005 (ZIF)	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041 Birth year: 1977	Controller	Since 2007 (HIX) Since 2007 (ZIF)	Controller of certain mutual funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require each Fund’s Directors and principal officers, persons who own more than 10% of the Fund’s common stock, LMPFA and Western Asset and their respective directors and principal officers, to file reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish each Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, HIX believes that for its fiscal year ended April 30, 2008, and ZIF believes that for its fiscal year ended March 31, 2008, that all relevant persons have complied with applicable filing requirements; with the exception of a Form 3 submission by Charles J. Daley, which was inadvertently not filed in a timely manner. However, Mr. Daley did not buy or sell shares of either Fund prior to a late Form 3 filing, and has since made the required Form 3 filings.

Report of the Audit Committee (ZIF)

Pursuant to a meeting of the Audit Committee on May 23, 2008, the Audit Committee reports that it has: (i) reviewed and discussed ZIF’s audited financial statements with management; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm of ZIF, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm’s independence.

Pursuant to the Audit Committee Charter adopted by ZIF’s Board, the Audit Committee is responsible for conferring with ZIF’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of ZIF’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting ZIF. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of ZIF’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of ZIF’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in ZIF’s annual report for the Fund’s fiscal year ended March 31, 2008.

Submitted by the Audit Committee

of ZIF’s Board of Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

May 23, 2008

Board Recommendation and Required Vote

The election of Mr. Cucchi requires a plurality of the votes cast by the holders of ZIF Common Stock voting separately as a class, to the exclusion of ZIF Preferred Stockholders. The election of Mr. Gerken requires a plurality of the votes cast by the holders of ZIF Common Stock and ZIF Preferred Stock, voting together as a single class, present in person or represented by proxy at a Meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

ZIF’s Board of Directors unanimously recommends that stockholders of ZIF vote “FOR” each of the nominees for Director.

PROPOSAL 2—TO APPROVE THE MERGER OF ZIF WITH AND INTO HIX IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Background

HIX was incorporated in Maryland in March 1998 and is registered as a diversified, closed-end management investment company under the 1940 Act. HIX’s primary investment objective is to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, HIX seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

ZIF was incorporated in Maryland in February 1988, and is registered as a diversified, closed-end management investment company under the 1940 Act. ZIF’s investment objective is to seek high current income by investing in a diversified portfolio of high yield, lower rated fixed-income securities. Under normal market conditions, ZIF invests at least 65% of its total assets in high yield fixed-income securities. These securities are commonly known as “junk bonds” because they are rated in the lower categories by nationally recognized rating agencies (consisting of fixed-income securities rated BB to as low as C by Standard & Poor’s Rating Group (“S&P”) or Ba to as low as C by Moody’s Investors Services, Inc. (“Moody’s”)). ZIF may invest up to 35% of its total assets in investment grade fixed-income securities under normal market conditions and in excess of that amount during temporary defensive periods. ZIF may also invest up to 20% of its total assets in non-rated securities that the Manager believes to be of a quality comparable to rated securities in which the Fund may invest and up to 10% of its total assets in securities traded principally in foreign markets.

ZIF is a small fund with approximately $46.4 million in net assets as of March 31, 2008, and approximately $35 million in outstanding Preferred Stock. HIX is a much larger fund with approximately $834.8 in net assets as of April 30, 2008. In addition, ZIF currently has higher total operating expenses than HIX.

LMPFA and Western Asset Management Company, the Funds’ subadvisor (“Western Asset”), each believes, and has advised the Boards of ZIF and HIX, that combining the two Funds could benefit ZIF Common Stockholders by providing, among other things, lower expenses as well as greater asset diversification, enhanced market liquidity and economies of scale as part of a larger fund. HIX does not use Preferred Stock as its leverage strategy; rather HIX has a credit facility with a total commitment of $325 million. While the merger is intended principally to achieve the foregoing benefits, LMPFA and Western Asset each also believes that, under current market conditions, ZIF Preferred Stockholders would benefit by receiving cash in the amount of the required liquidation preference in exchange for the Preferred Stock they currently own.

Proposed Merger

In light of the developments described above and the beliefs of LMPFA and Western Asset, the Board of ZIF believes the Merger of ZIF into HIX, a Fund with similar investment objectives of investing in high-yield lower rated fixed-income securities, could benefit ZIF Common Stockholders by providing, among other things, the potential for economies of scale, a lower operating expense ratio and enhanced market liquidity due to the increase in float of the combined Fund’s shares. The Board of ZIF also believes the Merger could benefit ZIF Preferred Stockholders, under current market conditions, by providing them with cash in exchange for the Preferred Stock they currently own. Proceeds for the payment of ZIF Preferred Stockholders will be provided by additional drawdowns of the current HIX credit facility.

HIX currently has a credit facility with a total commitment amount of $325 million, of which $75 million is currently available. As of April 30, 2008, HIX had borrowings equal to approximately 23% of its net assets plus borrowings, or approximately $250 million. While the permissible percentage of leverage in the combined Fund will be lower than the current level of leverage in ZIF, the Board believes that the credit facility provides additional flexibility to the portfolio managers to adjust its leverage when appropriate, in their judgment, to do so. There is no guarantee that HIX will be able to renegotiate its credit facility on terms as favorable as its current credit facility or that borrowing rates under the existing or future HIX credit agreements will remain below the dividend rates payable from time to time on ZIF’s Preferred Stock.

At a meeting held on May 5, 2008, the Boards of ZIF and HIX, including all of the Independent Directors, in accordance with recommendations by LMPFA and Western Asset, unanimously approved the Agreement and Plan of Merger with respect to each Fund. As a result of the Merger:

•

each share of ZIF Common Stock will convert into an equivalent dollar amount (to the nearest $0.001) of full shares of HIX Common Stock, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Closing Date;

•

each holder of ZIF Common Stock will become a holder of HIX Common Stock and will receive, on the Closing Date, that number of shares of HIX Common Stock having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such stockholder’s ZIF Common Stock as of the close of business on the Business Day preceding the Closing Date;

•

HIX will not issue any fractional shares of Common Stock to its stockholders. In lieu thereof, HIX will pay cash to each former holder of ZIF Common Stock in an amount equal to the value of the fractional shares of HIX Common Stock that investor would otherwise have received in the Merger; and

•

each holder of ZIF Preferred Stock will receive, on the Closing Date, cash for the Preferred Stock, par value $0.01 per share, in the amount of the required liquidation preference of $25,000 per share plus accrued and unpaid dividends payable on each share (the “Preferred Merger Consideration”).

Proceeds for the payment to ZIF Preferred Stockholders will be provided by a drawdown of approximately $35 million of the HIX credit facility. HIX currently has a committed 364-day credit facility with a total commitment amount of $325 million, of which $75 million is currently available. The impact on HIX’s expense ratio as a result of the drawdown is 0.20%. There will be no adverse impact on HIX’s asset coverage ratio as a result of the drawdown.

If the Merger is not approved, ZIF will continue as a separate investment company, and the Board of ZIF may consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the Merger.

For the reasons set forth below in “Information About the Proposed Merger—Reasons for the Merger and Board Considerations,” the Board of ZIF, including all of the Independent Directors, has concluded that the Merger would be in the best interests of ZIF, and that the interests of the holders of Common Stock of ZIF would not be diluted as a result of the Merger. The Board, therefore, is hereby submitting the Merger to the ZIF Common and Preferred Stockholders and recommends that stockholders of ZIF vote “FOR” the Merger.

The Merger has been approved unanimously by ZIF’s Board of Directors, including all of the Independent Directors of ZIF. Under ZIF’s Charter, approval of the Merger requires (1) the affirmative vote of a majority of all of the votes entitled to be cast on the matter, voting together, (2) the affirmative vote of a majority of the outstanding shares of Common Stock, voting separately and (3) the affirmative vote of a majority of the outstanding shares of Preferred Stock, voting separately. See “Voting Information” below. If stockholders of ZIF approve the Merger, the Closing Date of the Merger is expected to be on or about September 12, 2008. Under the Maryland General Corporation Law, the stockholders of HIX are not required to approve the Merger. Furthermore, because of the relative sizes of HIX and ZIF, NYSE rules do not require stockholders of HIX to approve the Merger.

Prior to completion of the Merger, ZIF and HIX will each have received an opinion of Simpson Thacher & Bartlett LLP to the effect that the Merger will qualify as a reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by ZIF or the holders of ZIF Common Stock as a result of the Merger, (ii) the aggregate tax basis of the HIX Common Stock (including that of fractional shares of HIX Common Stock purchased by HIX) received by the holders of ZIF Common Stock will be the same as the aggregate tax basis of the holders’ ZIF Common Stock and (iii) a holder’s holding period for HIX Common Stock (including that of fractional shares of HIX Common Stock purchased by HIX) will generally be determined by including the period for which he or she held ZIF Common Stock converted pursuant to the Merger, provided that such shares were held as capital assets. Holders of ZIF Common Stock may, however, recognize gain or loss with respect to cash such holders receive pursuant to the Merger in lieu of fractional shares. The receipt of Preferred Merger Consideration by ZIF Preferred Stockholders will be a taxable transaction for federal income tax purposes. For more information about the federal income tax consequences of the Merger, see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

HIX and ZIF have similar investment objectives and policies, but there are some differences.

ZIF’s investment objective is to seek high current income by investing in a diversified portfolio of high yield, lower rated fixed-income securities. In contrast, HIX’s primary investment objective is to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, HIX seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, ZIF invests at least 65% of its total assets in high yield fixed-income securities. These securities are commonly known as “junk bonds” because they are rated in the lower categories by nationally recognized rating agencies (consisting of fixed-income securities rated BB to as low as C by Standard & Poor’s Rating Group (“S&P”) or Ba to as low as C by Moody’s Investors Services, Inc. (“Moody’s”)). ZIF may invest up to 35% of its total assets in investment grade fixed-income securities under normal market conditions and in excess of that amount during temporary defensive periods. ZIF may also invest up to 20% of its total assets in non-rated securities that the investment manager believes to be of a quality comparable to rated securities in which the Fund may invest and up to 10% of its total assets in securities traded principally in foreign markets.

Under normal market conditions, HIX invests at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities. In addition, HIX may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities and up to 20% of its assets in equity securities.

The current investment objectives and policies of HIX will continue unchanged if the Merger occurs.

Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives,” “—Principal Investment Strategies,” “—Fundamental Investment Restrictions” and “—Risk Factors.”

Effect on Expenses

As a result of the Merger, total expenses (including the cost of preferred dividend payments and interest expense, if any) paid by ZIF common stockholders are expected to decline from 5.26% to 3.04% in the combined Fund, a decline of 2.22%.

Fee Table and Expense Example

The tables below (1) compare the estimated fees and expenses of each Fund, as of each Fund’s fiscal year end, and (2) show the estimated fees and expenses of the combined Fund, on a pro forma basis, as if the Merger occurred on April 30, 2008. The estimates are based on the contracts and agreements in effect as of each Fund’s fiscal year end and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of each Fund’s fiscal year end. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Merger may differ from those reflected in the tables below due to changes in net assets from those at each Fund’s fiscal year end. No amount of any prior fee waiver or expense reimbursement to HIX or ZIF may be recovered by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between that date and the Closing Date of the Merger. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of April 30, 2008, please see “Capitalization.”

The estimated expenses of HIX and ZIF as of each Fund’s fiscal year end and pro forma expenses following the proposed Merger are set forth below.

Fee Table

	Pre-Reorganization
	ZIF	HIX	Pro Forma Combined Fund
Management Fee (% of net assets)	1.15%	1.08%	1.09%
Interest Payments, Commitment Fees and Dividend Expense on Borrowed Funds (% of net assets)	3.67%	1.77%	1.86%
Other expenses (% of net assets)	0.44%	0.09%	0.09%

Total annual fund operating expenses (% of net assets)	5.26%	2.94%	3.04%

Example

The following example helps you compare the costs of investing in the Funds’ Common Stock with the costs of investing in other funds. The example assumes that you invest $1,000 in Common Stock for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIX	$30	$91	$155	$327
ZIF	$53	$157	$261	$519
Pro Forma Combined Fund	$31	$94	$160	$336

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following chart lists the investment objectives, principal investment policies and fundamental investment restrictions of ZIF and HIX and describes the principal differences between the Funds’ respective policies. The chart provides ZIF stockholders with a means of comparing the investment objectives, policies and strategies of ZIF with those of HIX.

Investment Objectives

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
ZIF’s investment objective is to maintain a high level of current income through investment in a diversified portfolio of high yield, lower rated fixed-income securities.	HIX’s primary investment objective is to maximize current income by investing at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities. As a secondary objective, HIX seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.	The Funds have similar investments objectives, except that HIX has a secondary objective to seek capital appreciation consistent with its objective of seeking to maximize current income. HIX is also required to invest at least 80% of its net assets in high yield debt securities

Principal Investment Strategies

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
Under normal market conditions, ZIF invests at least 65% of its total assets in high yield fixed-income securities.	Under normal conditions, HIX will invest at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities.	ZIF currently must invest at least 65% of its assets in high-yield debt securities and may invest the other 35% in a broad range of different fixed-income assets. For HIX, the requirement is 80% of its assets in high-yield debt securities and it may invest the other 20% in a broad range of different fixed-income assets.

ZIF may invest up to 10% of the value of its total assets in securities principally traded in foreign markets.

HIX invests up to 35% of its total assets in debt securities of issuers located in emerging market countries.

“Emerging market country” is defined to include any country which is, at the time of investment, represented in the JP Morgan EMBI Global Index or categorized by the World Bank, in its annual categorization, as middle or low-income.

HIX may invest a larger portion of its assets in issuers located in emerging market countries.

ZIF defines “high yield” fixed-income securities (commonly known as “junk bonds”) to include those that are below investment grade (i.e., Baa/BBB or above by at least one nationally recognized statistical rating organization), or, if unrated, of comparable quality as determined by the Fund’s subadviser.	Certain of the debt securities purchased by HIX may be rated as low as “C” by Moody’s or “D” by S&P or may be comparable to securities so rated.	Neither Fund has a minimum rating for portfolio securities.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
[No corresponding policy]	HIX is not required to dispose of a debt security if its credit rating or credit quality declines.	Effectively no difference. Neither Fund is required to dispose of a debt security if its credit rating or credit quality declines.

Ordinarily, ZIF emphasizes investments in intermediate- and longer-term instruments, that is, those with remaining maturities in excess of three years, but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the subadviser’s outlook for interest rates.	HIX’s manager is free to invest in debt securities of any maturity. Under market conditions prevailing at the time of HIX’s prospectus in 2000, the Fund’s high yield debt securities were projected to have an average maturity of 8 to 15 years.	These policies are effectively identical. Neither Fund has explicit guidelines on the maturity of the securities in which it may invest.

ZIF may acquire fixed-income securities consisting of preferred stocks (limited to 20% of the Fund’s total assets) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. These obligations consist of bonds, debentures, notes, mortgage or other asset-backed instruments (that is, instruments secured by receivables and other forms of collateral), equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments).	HIX may invest in high yield foreign and U.S. corporate securities including bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Under market conditions prevailing at the time of HIX’s prospectus in 2000, HIX anticipated that such securities would generally be unsecured and that most of the corporate debt securities would bear interest at fixed rates.	These policies are effectively identical; however ZIF’s investments in preferred stock are limited to 20% or less of its total assets.

ZIF reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interests or participations based on revenues, sales or profits (that is, interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). ZIF also has the right to acquire common stock as part of a unit in connection with the purchase of debt securities consistent with the Fund’s investment policies.	HIX may invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).	ZIF may invest in any type of fixed-income securities with variable rates of interest or involve equity features. HIX’s investments are limited to corporate debt securities. ZIF may also invest a portion of its assets in equity securities as part of a unit in connection with the purchase of debt securities.

[No corresponding policy]	HIX may invest in high yield debt securities with floating interest rates.	ZIF has no explicit policy with respect to high yield debt securities with floating interest rates.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
Subject to the ZIF’s basic investment strategy, the Fund may also purchase Eurodollar certificates of deposit issued by branches of U.S. and foreign banks.	[No corresponding policy]	HIX has no explicit policy with respect to Eurodollar certificates.

ZIF may buy or sell foreign currencies or deal in forward foreign currency contracts in connection with the purchase and sale of foreign investments.	HIX may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the Fund’s investments in such securities.	These policies are effectively identical.

[No corresponding policy]	HIX’s investments in debt securities of emerging market issuers may include dollar and non-dollar-denominated (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; and (e) debt securities issued by corporations that generate significant profits from emerging market countries.	ZIF has no explicit policy with respect to these debt securities.

[No corresponding policy]	Under market conditions prevailing at the time of HIX’s prospectus in 2000, the Fund expected that a substantial portion of the it’s sovereign debt securities would consist of Brady bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed-income securities issued by supranational entities such as the International Bank for Reconstruction and Development (the “World Bank”) or the European Economic Community.	ZIF has no stated intentions.

ZIF is permitted to invest up to 20% of its total assets in zero coupon securities.	HIX may invest up to 30% of its total assets in zero coupon securities and pay-in-kind bonds. In addition, a substantial portion of the Fund’s sovereign debt securities may be acquired at a discount, and such purchases are not included in the 30% limit referred to in the previous sentence.	HIX may invest a greater percentage of its assets in zero coupon securities and pay-in-kind bonds than ZIF. In addition, HIX may invest sovereign debt securities at a discount, without counting them against the 30% limitation.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
Pursuant to approval by the Fund’s Board of Directors, ZIF may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders in a corporate loan. The Fund may also acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties.	HIX may invest in fixed and floating rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions in the form of participations in loans and assignments of all or a portion of loans from third parties.	Both Funds may invest in loans, but HIX contemplates investing in loans involving foreign sovereigns. In addition, unlike ZIF, HIX’s investment policies have no limitation on the amount that may be invested in corporate loans, participations and assignments.

ZIF may invest up to 20% of its total assets in preferred stock.	HIX may invest up to 20% of its total assets in common stock, convertible securities, warrants, preferred stock or other equity securities of U.S. and foreign issuers when consistent with its objectives.	While ZIF’s ability to invest in equity is limited to 20% of preferred stock, HIX maintains a 20% limitation on investment in all types of domestic and foreign equity securities.

ZIF’s policies provide that when, in the determination of management, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interest of the Fund’s stockholders, as a temporary defensive strategy, ZIF may employ alternative strategies, including investing all of its assets in securities rated investment grade by any nationally recognized statistical rating organization, or in unrated securities of comparable quality.

In times of adverse market conditions, HIX may employ alternative strategies, including investment of a substantial portion of the Fund’s assets in securities rated higher than “Baa” by Moody’s or “BBB” by S&P, or in unrated securities of comparable quality. In addition, in order to maintain liquidity, the Fund may invest up to 35% of its total assets in high- quality short-term money market instruments. Such instruments may include obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody’s or which, in the opinion of Management, are of comparable creditworthiness; certificates of deposit, banker’s acceptances or time deposits of United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to the foregoing obligations.

In times of adverse market conditions, HIX may invest its assets without limit in high-quality short-term money market instruments.

HIX may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to stockholders) in an amount not exceeding 5% of the value of the fund’s total assets (including the amount borrowed).

Effectively no difference. Both Funds may employ temporary defensive strategies. While ZIF may invest all of the Fund’s assets in securities rated investment grade or in unrated securities if comparable quality, HIX may invest a substantial portion in similar instruments. HIX also has explicit policies as to its defensive strategy whereas ZIF does not.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
Not 50% of the Fund’s capital structure may consist of borrowings represented by indebtedness of a senior class of stock, such as the preferred shares.	HIX may leverage in an amount up to 33 1/3% of its total assets including the amount obtained from leverage.	These restrictions basically recite the 1940 Act requirement, which is applicable to both Funds.

[No corresponding policy]	Under market conditions prevailing at the time of HIX’s prospectus in 2000, the Fund expected that the aggregate face amount of its investments in such floating rate securities will be approximately equal to the aggregate face amount of its borrowings or other proceeds of leverage.	ZIF has no stated intentions.

To the extent permitted by S&P and Moody’s, ZIF may enter into repurchase agreements on up to 25% of the value of its total assets.	HIX may enter into repurchase agreements for cash management purposes.	ZIF can only enter into reverse repurchase agreements of up to 25% of its total assets and must be permitted by S&P and Moody’s policies. HIX can enter into reverse repurchase agreements for cash management purposes.

ZIF may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial indices and futures contracts, enter into interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent management determines that they are consistent with the Fund’s investment objectives and policies and applicable regulatory requirements. ZIF may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

HIX may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by HIX, or to seek to increase the fund’s income or gain. HIX may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio.

HIX may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps.

HIX may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Examples of derivative instruments that the fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements.

HIX may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial

There are effectively no significant differences between these policies; both Funds may invest in a broad range of derivative instruments for hedging as well as in pursuit of their investment objectives.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds

indices and futures contracts, enter into various interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent the management determines that they are consistent with the fund’s investment objectives and policies and applicable regulatory requirements. HIX may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

HIX may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased

HIX may also enter into (a) contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of securities, indices based upon the prices thereof and other financial indices and (b) put or call options on such futures contracts.

HIX may purchase or sell exchange-traded or over-the-counter put or call options on securities and indices based upon the prices, yields or spreads of securities.

ZIF may purchase securities on a when-issued or delayed-delivery basis.	HIX may purchase securities on a firm commitment basis, including when-issued securities. HIX may also invest in delayed-delivery securities.	These policies are effectively identical.

ZIF may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income.	HIX may lend portfolio securities to brokers or dealers or other financial institutions. HIX does not currently intend to make loans of portfolio securities with a value in excess of 33 1/3% of the value of its total assets.	Effectively no difference.

ZIF may invest up to 20% of its total assets in illiquid securities, including securities that are not readily marketable, securities restricted as to resales, repurchase agreements maturing in more than seven days, interest-only and principal-only mortgage backed securities and certain options traded in the OTC market and the securities to which those options relate. No security that is not readily marketable will be acquired by the Fund unless (1) management believes the security to be of quality comparable to publicly traded securities and (2) the security carries rights to be registered under the Federal securities laws (which rights typically enable the holder of the related security to cause the issuer to register the security for public sale under the Federal securities laws or to include the security in a registration initiated by the issuer or another security holder, thereby providing additional liquidity).

HIX may invest, without limitation, in illiquid securities, which are securities that cannot be sold within seven days at a price which the fund would determine to be fair value.

HIX may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act.

HIX may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.

Unlike ZIF which is limited to 20% of its total assets, HIX has no limit on its ability to purchase illiquid securities. HIX can purchase illiquid securities even if they are not of a quality comparable to publicly traded securities and do not carry registration rights.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
ZIF may invest in dollar rolls.	HIX may invest in dollar rolls, asset-backed securities and mortgage-backed securities.	In addition to dollar rolls (in which both Funds may invest), HIX may also invest in asset-backed securities and mortgage-backed securities.

ZIF’s benchmark index is Lehman Brothers High Yield Issuer 2% Cap Index.	HIX’s benchmark indices are Lehman Brothers High Yield Issuer 2% Cap Index and the JP Morgan Emerging Markets Bond Index Global.	ZIF is not indexed against JP Morgan Emerging Markets Bond Index Global.

Fundamental Investment Restrictions

The following restrictions, along with the Funds’ investment objectives, are each Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a “1940 Act Majority” of the Fund’s outstanding voting securities. As used in this Proxy Statement/Prospectus, a 1940 Act Majority means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

With respect to each Fund, the other policies and investment restrictions referred to in this Proxy Statement/Prospectus are not fundamental polices of the Fund and may be changed by the Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
ZIF may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to bonds, debentures, notes, mortgage or other asset-backed instruments (that is, instruments secured by receivables and other forms of collateral), equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States Government or any of its political subdivisions, agencies or instrumentalities (“Government Securities”) (including obligations, such as repurchase agreements, secured by such instruments).	HIX may not purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations.	These policies are effectively identical.

[No corresponding policy.]	HIX may not make any investment inconsistent with the fund’s classification as a diversified company under the 1940 Act.	Effectively no difference. Restriction basically recites 1940 Act requirements, which is applicable to both Funds.

ZIF may not borrow money (through reverse repurchase agreements or otherwise) to the extent such borrowing would result in a violation of Section 18 of the 1940 Act, or issue any senior securities (as defined in the 1940 Act) other than preferred shares, certain money market instruments or debt instruments related to borrowings to the extent such instruments are deemed to constitute senior	HIX may not issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.	These restrictions are effectively identical as ZIF’s restriction basically summarizes the 1940 Act exceptions to the general restriction on borrowing.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds

securities; provided that for this purpose temporary borrowings in an amount not exceeding 5% of the Fund’s total assets (not including the amount borrowed) will not be deemed a senior security.

Pursuant to Section 18 of the 1940 Act, not more than 33 1/3% of ZIF’s capital structure may consist of borrowings representing indebtedness, such as money market instruments, and not more than 50% of ZIF’s capital structure may consist of borrowings represented by indebtedness, such as money market instruments, and a senior class of stock, such as preferred shares.

ZIF may not purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and related options.	HIX may not purchase or sell commodities or commodity contracts, except that it may engage in derivative transactions.	These restrictions are effectively identical.

ZIF may not make loan, except by purchase of debt obligations in which it may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.	HIX may not make loans except that (1) it may (a) purchase and hold debt instruments (including, without limitation, commercial paper notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies; (b) invest in or purchase loans through participations and assignments; (c) enter into repurchase agreements with respect to portfolio securities; (d) make loans of portfolio securities, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans; and (2) delays in the settlement of securities transactions shall not be considered loans.	HIX may invest in or purchase loans. HIX has no limitations on the percentage in repurchase agreements or loans of portfolio securities.

ZIF may not purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.	HIX may not purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including real estate investment trusts).	These restrictions are effectively identical.

ZIF may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the Federal securities laws.	HIX may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;	These restrictions are effectively identical.

With respect to 75% of the value of its assets, ZIF may not invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund’s total assets	[No corresponding policy.]	ZIF’s policy recites a 1940 Act requirement for diversified funds, which is applicable to both HIX and ZIF.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that this limitation does not apply to Government Securities.

[No corresponding policy.]	HIX may not invest for the purpose of exercising control over management of any company.	HIX provides a blanket prohibition on investments for the purpose of exercising control, while ZIF has no such restriction.

ZIF may not make short sales of securities or maintain a short position for its account unless at all times when a short position is open, it owns an equal amount of such securities or owns securities that, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.	An additional investment restriction adopted by HIX, which is deemed non-fundamental and which may be changed by the Board of Directors without stockholder approval, provides that HIX may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).	These restrictions are effectively identical except that HIX’s restriction is non-fundamental and may be changed without stockholder approval.

ZIF may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.	[No corresponding policy]	HIX has no such restriction.

ZIF may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.	[No corresponding policy]	HIX has no such restriction.

ZIF may not invest more than 20% of the market or other fair value of its total assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under the Federal securities laws or otherwise, repurchase agreements maturing in more than seven days, interest-only and principal-only mortgaged backed securities, certain options traded in the over-the-counter market and the securities to which such options relate. This restriction will not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already	[No corresponding policy]	HIX has no such restriction.

ZIF (Acquired Fund)	HIX (Acquiring Fund)	Differences Between Funds
held in the portfolio of ZIF; however, the Fund will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other illiquid securities, exceed 20% of the market or other fair value of the Fund’s total assets.

ZIF may not invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers’ commissions.	[No corresponding policy]	HIX has no such restriction.

Risk Factors

There is no assurance that HIX or ZIF will meet its investment objectives. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in HIX. Except as described below, your investment in ZIF is subject to the same risks.

Investment Risk

An investment in HIX is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in HIX represents an indirect investment in the securities owned by HIX. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in HIX may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Below Investment Grade Securities (High-Yield) Risk

At any one time, substantially all of HIX’s managed assets may be invested in high yield securities. High yield securities, commonly referred to as “junk bonds,” are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, a greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

The market values of medium and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in HIX Common Stock. In addition, default may cause HIX to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Under normal market conditions, ZIF invests at least 65% of its total assets in high yield fixed-income securities while HIX normally invests at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities.

Upon successful completion of the proposed Merger, ZIF stockholders will be invested in a fund with a higher concentration of its assets invested in high yield securities and therefore subject to heightened risks described in this section.

Low Rated and Unrated Securities

HIX may invest in instruments that are low rated or unrated. Debt securities of emerging market issuers of the type in which HIX may invest up to 35% of its total assets are generally considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Certain of the debt securities purchased by HIX may be rated as low as C by Moody’s or D by S&P or may be comparable to securities so rated. In addition, some of the emerging market issuer securities held by HIX, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities, especially in a market characterized by a low volume of trading.

Default Risk

Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on those investments. A default could impact both interest and principal payments. High yield fixed-income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.

The market values of medium and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by HIX, thereby reducing the value of your investment in fund shares. In addition, default may cause HIX to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Foreign (Non-U.S.) Investment Risk

Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks are more pronounced if HIX invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Manager may not be able to sell HIX’s portfolio securities in amounts and at prices the Manager considers reasonable. Economic, political and social developments may significantly disrupt the financial markets or interfere with HIX’s ability to enforce its rights against foreign government issuers. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by HIX. Foreign settlement procedures also may involve additional risks. Foreign investment risk may be particularly high as HIX will invest in securities of emerging market issuers.

The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund (the “IMF”), the World Bank and other international agencies to which a government debtor may be subject. A substantial portion of HIX’s portfolio is comprised of securities issued by issuers located in countries considered to be emerging markets, and such foreign sovereign and foreign corporate debt investments are particularly speculative, as discussed below in “—Emerging Markets Risk,” “—Economic and Political Risks,” “—Investment Controls; Repatriation,” “Market Illiquidity,” “Currency Devaluations and Fluctuations,” and “—Financial Information and Standards.” The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Heightened risks of investing in emerging market sovereign debt include:

•	risk of default by a governmental issuer or guarantor. In the event of a default, HIX may have limited legal recourse against the issuer and/or guarantor; and

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risk of restructuring certain debt obligations (such as Brady bonds). This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. companies. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require HIX to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to HIX. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Emerging Markets Risk

Under normal market conditions, HIX invests up to 35% of its total assets in debt securities of issuers located in emerging market countries while ZIF’s investments in foreign markets is capped at 10%. Upon successful completion of the proposed Merger, ZIF stockholders would be invested in a fund with a higher concentration of its assets invested in emerging market countries and therefore subject to heightened risks described herein.

Investing in securities of emerging market issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. The heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict HIX’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Economic and Political Risks

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of HIX’s investments in those countries.

Investment Controls; Repatriation

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of HIX. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. HIX could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require HIX to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to HIX.

Market Illiquidity

No established secondary markets may exist for many of the emerging market issuer securities in which HIX will invest. Reduced secondary market liquidity may have an adverse effect on market price and HIX’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for HIX to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Currency Devaluations and Fluctuations

HIX may invest in both dollar-denominated and non-dollar-denominated investments. HIX may be limited in its ability to hedge the value of its investments against currency fluctuations. For instance, a decline in the value of currencies in which HIX’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of HIX’s assets. These declines will in turn affect HIX’s income and net asset value. HIX will compute its income on the date of its receipt by HIX at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date HIX makes a distribution, the amount available for distribution to HIX’s stockholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of HIX is denominated declines between the time HIX accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income. Inversely, if the dollar declines relative to other foreign currencies, investments in non-dollar denominated currencies will be benefited.

Financial Information and Standards

Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information may be publicly available about issuers in emerging market countries than is available about U.S. issuers.

Smaller Company Risk

The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Interest Rate Risk

Interest rates may go up, causing the prices of debt securities to decline and reduce the value of HIX’s securities investments. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing HIX to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. The Manager’s judgment about the attractiveness, relative value or potential appreciation of a particular security or about interest rate trends may prove to be incorrect.

Credit Risk and Counterparty Risk

HIX could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

HIX will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by HIX. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, HIX may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. HIX may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk

Reinvestment risk is the risk that income from HIX’s portfolio will decline if and when HIX invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the price of HIX Common Stock or HIX’s overall return.

Liquidity Risk

Unlike ZIF, which is limited to 20% of its total assets, HIX has no limit on its ability to purchase illiquid securities. Upon completion of the proposed Merger, ZIF stockholders may be subject to additional illiquidity risk. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days at a price which HIX would determine to be fair value. Illiquid securities may be subject to wide fluctuations in market value. HIX may be subject to significant delays in disposing of illiquid securities. Accordingly, HIX may be forced to sell these securities at less than fair market value or may not be able to sell them when the Manager believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

Duration Risk

The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments may expose HIX to certain magnified risks. These include interest rate risk, credit risk and liquidity risk, as discussed above.

Management Risk

HIX is subject to management risk because it is an actively managed investment portfolio. The Manager and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for HIX, but there can be no guarantee that these will produce the desired results.

Leverage Risk

HIX is authorized to use leverage (including loans from financial institutions, the use of reverse repurchase agreements and possibly through the issuance of preferred shares or debt securities) in amounts of up to approximately 33% of its total assets immediately after such borrowing and/or issuance, and under current market conditions intends to continue to use leverage. Leverage may result in greater volatility of the net asset value and market price of HIX Common Stock because changes in the value of HIX’s portfolio investments, including investments purchased with the proceeds from borrowings, are borne entirely by holders of HIX Common Stock. So long as HIX is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of HIX Common Stock to realize higher current net investment income than if HIX were not so leveraged. On the other hand, HIX’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on HIX’s investment portfolio, the benefit of leverage to holders of HIX Common Stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on HIX’s portfolio, HIX’s leveraged capital structure would result in a lower rate of return to holders of HIX Common Stock than if HIX were not so leveraged. There can be no assurance that HIX’s leverage strategy will be successful.

During periods when HIX is using leverage, the fees paid to the Manager for advisory services will be higher than if HIX did not use leverage because the fees paid will be calculated on the basis of HIX’s managed assets, which includes the amount of borrowings.

Any decline in the net asset value of HIX will be borne entirely by holders of HIX Common Stock. Therefore, if the market value of HIX’s portfolio declines, HIX’s use of leverage will result in a greater decrease in net asset value to holders of HIX Common Stock than if HIX were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for HIX Common Stock.

Certain types of borrowings may result in HIX being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, HIX may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by HIX. Such restrictions may be more stringent than those imposed by the 1940 Act.

As noted above, HIX may engage in additional investment management techniques which provide leverage in much the same manner as borrowings or reverse repurchase agreements, but which are not considered to be borrowings or senior securities by the SEC, and are not subject to the foregoing 33% limitation, so long as HIX has established in a segregated account cash or other liquid securities equal to HIX’s obligations in respect of such techniques.

ZIF currently utilizes Preferred Stock as its leverage strategy with approximately $35 million in Preferred Stock outstanding. The current upheaval of the credit markets has negatively impacted the market for auction-rate securities, including the market for ZIF’s Preferred Stock. Auction-rate securities have experienced a significant reduction in liquidity, lack of investor interest and failed auctions, all of which have caused the interest rates paid by issuers of such securities to increase. In the proposed Merger, ZIF Preferred Stockholders would receive cash in the amount of the required liquidation preference plus accrued and unpaid dividends payable on each share. Proceeds for the payment to ZIF Preferred Stockholders would be provided through additional drawdowns on the existing HIX credit facility. HIX’s existing credit facility is a committed 364-day credit facility with a total commitment amount of $325 million, of which $75 million is currently available. The credit facility will expire on December 21, 2008 and may terminate earlier upon the occurrence of certain specified events. The borrowing rates under the HIX credit facility are currently lower than the current maximum rates on the ZIF Preferred Stock. However, there is no guarantee that HIX will be able to renegotiate its credit facility prior to its expiration on terms as favorable as its current credit facility, or at all, particularly in light of the current condition of the credit markets. In addition, there is no guarantee that borrowing rates under the existing or future HIX credit agreements will remain below the dividend rates payable from time to time on the ZIF Preferred Stock. If the credit facility is not renewed, HIX may have to sell portfolio securities under unfavorable conditions in order to re-pay the credit facility.

Derivatives Risk

HIX may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Derivatives are subject to a number of risks described elsewhere in this Proxy Statement/Prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If HIX invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that HIX will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by stockholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Dollar Rolls, Asset-Backed Securities and Mortgage-Backed Securities Risk

HIX may invest in dollar rolls, asset-backed securities and mortgage-backed securities. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a “to-be-announced” basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, HIX forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage, and are considered borrowings by HIX if HIX does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities HIX is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, HIX’s use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce HIX’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of HIX’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.

Interest Rate Transactions Risk

HIX may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred shares. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by HIX to the counterparty under the swap), which may result in a decline in the net asset value of HIX.

Risks of Futures and Options on Futures

The use by HIX of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

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Successful use of hedging transactions depends upon the Manager’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

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There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

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Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

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There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If HIX were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. HIX would continue to be subject to market risk with respect to the position.

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There is no assurance that HIX will use hedging transactions. For example, if HIX determines that the cost of hedging will exceed the potential benefit to HIX, HIX will not enter into such transactions.

Risks of Warrants and Rights

Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that HIX could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Market Price Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that HIX’s net asset value could decrease as a result of its investment activities and may be a greater risk for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of HIX Common Stock will depend not upon HIX’s net asset value but upon whether the market price of HIX Common Stock at the time of sale is above or below the investor’s purchase price for HIX Common Stock. Because the market price of HIX Common Stock will be determined by factors such as relative supply of and demand for HIX Common Stock in the market, general market and economic conditions, and other factors beyond the control of HIX, HIX cannot predict whether HIX Common Stock will trade at, below or above net asset value or at, below or above the initial public offering price.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of HIX Common Stock and distributions can decline. In addition, during any periods of rising inflation, dividend rates on preferred shares, if any, would likely increase, which would tend to further reduce returns to holders of common shares.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to HIX Common Stock.

High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Legislative and Regulatory Risk

Prices for high yield securities may be affected by legislative and regulatory developments which could adversely affect HIX’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. These risks generally are higher than issuers in emerging market countries.

Anti-Takeover Provisions

HIX’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of HIX or convert HIX to an open-end fund. These provisions could have the effect of depriving the holders of HIX Common Stock of opportunities to sell their Common Stock at a premium over the then-current market price of HIX Common Stock.

INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Merger, ZIF will merge with and into HIX on the Closing Date. As a result of the Merger and on the Closing Date:

•	ZIF will no longer exist, and

•	HIX will be the surviving corporation

ZIF will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its common stock from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

Each outstanding share of ZIF Common Stock will be converted into an equivalent dollar amount (to the nearest $0.001) of full shares of HIX Common Stock, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Closing Date. No fractional shares of HIX Common Stock will be issued to ZIF Common Stockholders. In lieu thereof, HIX will pay cash to each former holder of ZIF Common Stock in an amount equal to the value of the fractional shares of HIX Common Stock that investor would otherwise have received in the Merger. In addition, ZIF Preferred Stockholders would receive cash in the amount of the required liquidation preference of $25,000 per share plus accrued and unpaid dividends payable on each share (the “Preferred Merger Consideration”).

No sales charge or fee of any kind will be charged to holders of ZIF Common Stock or ZIF Preferred Stock in connection with their receipt of HIX Common Stock and cash, respectively, in the Merger.

From and after the Closing Date, HIX will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of ZIF (other than the investment objectives, policies, strategies or limitations of ZIF, whether fundamental or non-fundamental), all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Stock, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Stock will be bound by the terms of the Merger, if approved. However, any holder of either Fund’s Common Stock may sell his or her Common Stock on the NYSE at any time prior to the Merger.

The Agreement and Plan of Merger may be terminated and the Merger abandoned, whether before or after approval by ZIF’s stockholders, at any time prior to the Closing Date by resolution of either Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Merger inadvisable with respect to HIX or ZIF, respectively.

Prior to the Merger, ZIF shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain realized through the Closing Date, if any.

The Agreement and Plan of Merger provides that either Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that (a) the Agreement and Plan of Merger be approved by stockholders of ZIF; and (b) ZIF and HIX receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a reorganization for federal income tax purposes if, in the judgment of each Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of that Fund.

Under the Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those Board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Stock will not be diluted as a result of the Merger and that participation in the Merger is in the best interests of that Fund. The costs of the merger will be borne by LMPFA, and not by the Funds. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Approval of the Agreement and Plan of Merger will require (1) the affirmative vote of a majority of all of the votes entitled to be cast on the matter, voting together, (2) the affirmative vote of a majority of the outstanding shares of ZIF Common Stock, voting as a separate class and (3) the affirmative vote of a majority of the outstanding shares of ZIF Preferred Stock, voting as a separate class. See “Voting Information” below. Because of the relative sizes of HIX and ZIF, the Maryland General Corporation Law and NYSE rules do not require stockholders of HIX to approve the Merger.

Reasons for the Merger and Board Considerations

Background

ZIF’s investment objective is to seek high current income by investing in a diversified portfolio of high yield, lower rated fixed-income securities. Under normal market conditions, ZIF invests at least 65% of its total assets in high yield fixed-income securities. These securities are commonly known as “junk bonds” because they are rated in the lower categories by nationally recognized rating agencies (consisting of fixed-income securities rated BB to as low as C by Standard & Poor’s Rating Group (“S&P”) or Ba to as low as C by Moody’s Investors Services, Inc. (“Moody’s”)). ZIF may invest up to 35% of its total assets in investment grade fixed-income securities under normal market conditions and in excess of that amount during temporary defensive periods. ZIF may also invest up to 20% of its total assets in non-rated securities that the Manager believes to be of a quality comparable to rated securities in which the Fund may invest and up to 10% of its total assets in securities traded principally in foreign markets.

ZIF is a small fund with approximately $46.4 million in net assets as of March 31, 2008, and approximately $35 million in outstanding Preferred Stock. In contrast, HIX is a much larger fund with approximately $834.8 million in net assets as of April 30, 2008. In addition, ZIF currently has higher total operating expenses than HIX.

HIX currently has a committed 364-day credit facility with a total commitment amount of $325 million, of which $75 million is currently available. As of April 30, 2008, HIX had borrowings equal to approximately 23% of its total assets (including the amount borrowed), or approximately $250 million. The credit facility will expire on December 21, 2008 and may terminate earlier upon the occurrence of certain specified events. While the permissible percentage of leverage in the combined Fund will be lower than the current level of leverage in ZIF, the credit facility provides additional flexibility to the portfolio managers to adjust its leverage when appropriate, in their judgment, to do so. There is no guarantee that HIX will be able to renegotiate its credit facility on terms as favorable as its existing credit facility or that borrowing rates under the existing or future HIX credit agreements will remain below the dividend rates payable from time to time on ZIF’s Preferred Stock.

LMPFA and Western Asset each believes that combining the two Funds could benefit ZIF Common Stockholders by providing, among other things, lower expenses as well as greater asset diversification, enhanced market liquidity and economies of scale as part of a larger Fund. HIX does not use Preferred Stock as its leverage strategy; rather HIX has a credit facility with a total commitment of $325 million. While the merger is intended principally to achieve the foregoing benefits, LMPFA and Western Asset each also believes that under current market conditions ZIF Preferred Stockholders would benefit by receiving cash in exchange for the Preferred Stock they currently own.

Board Considerations

The proposed Merger was presented to the Board of each Fund for consideration at simultaneous meetings held on May 5, 2008, and was approved by both Boards at that meeting. In considering the proposal, the Boards did not identify any single factor or piece of information as all-important or controlling. Following extensive discussions, based on its evaluation of all material factors to both Funds participating in the proposed Merger, including those described below, the Board of each Fund, including all of the Independent Directors, determined, with respect to its Fund, that: (1) the Merger would be in the best interests of that Fund; and (2) the Merger would not result in the dilution of the interests of the Fund or its stockholders.

In recommending the Merger, ZIF’s Board, with the advice of counsel to ZIF’s Independent Directors, considered a number of factors, including the following:

•	the benefits to ZIF’s stockholders that are expected to be derived from the Merger;

•	the fact that the Funds have similar investment objectives, strategies and policies;

•	the fact that HIX has lower expenses than ZIF, and that the expense ratio of HIX after the Merger is expected to be lower than that of ZIF before the Merger;

•	the Merger will not dilute the interests of current holders of ZIF Common Stock;

•	the Merger will allow ZIF Preferred Stockholders to receive cash for their Preferred Stock;

•	the Merger will allow ZIF Common Stockholders to benefit from relative lower costs of leverage through HIX’s existing credit facility;

•

the Merger will allow ZIF Common Stockholders to benefit from the added flexibility provided by HIX’s existing credit facility that allows management to adjust the level of leverage to existing market conditions;

•

the federal tax consequences of the Merger to ZIF and the holders of ZIF Common Stock, including that the Merger has been structured to qualify as a reorganization for federal income tax purposes and as such would avoid the taxable gains and losses by holders of ZIF Common Stock that would be realized in a liquidation of ZIF (although holders of ZIF Common Stock will generally recognize gain or loss when disposing of HIX Common Stock they receive in the Merger);

•

the benefits that may be derived by Legg Mason, Inc. (“Legg Mason”) and its affiliates as a result of the Merger as well as from various relationships with the Funds, including the potential for increased profitability of Legg Mason and its affiliates as a result of the expected decline in operational expenses for administrative, compliance and portfolio management services as a result of the Funds combining into one;

•	the potential for greater economies of scale and lower expenses per share of Common Stock resulting from a larger asset base over which to spread fixed costs; and

•	enhanced liquidity in the market for HIX Common Stock following the Merger.

In addition, HIX’s Board considered that the Merger would allow for more focused stockholder servicing efforts and could potentially benefit HIX stockholders through future cost savings in the form of economies of scale.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Merger applicable to a holder of ZIF Common Stock that receives HIX Common Stock in the Merger and a holder of ZIF Preferred Stock that receives Preferred Merger Consideration in the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their ZIF Common Stock or ZIF Preferred Stock as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular ZIF stockholder or to ZIF stockholders that are subject to special treatment under federal income tax laws, such as:

•	stockholders that are not U.S. holders;

•	financial institutions;

•	insurance companies;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	persons whose functional currency is not the U.S. dollar;

•	traders in securities that elect to use a mark-to-market method of accounting;

•	persons that hold ZIF Common Stock or ZIF Preferred Stock as part of a straddle, hedge, constructive sale or conversion transaction; and

•	U.S. holders who acquired their ZIF Common Stock or ZIF Preferred Stock through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds ZIF Common Stock or ZIF Preferred Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Merger to them.

This discussion does not address the tax consequences of the Merger under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of ZIF Common Stock or ZIF Preferred Stock are urged to consult with their own tax advisors as to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of ZIF Common Stock or ZIF Preferred Stock that for federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Merger Generally

ZIF and HIX intend the Merger to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. The Merger is conditioned (such condition being non-waivable) upon the receipt by both ZIF and HIX of an opinion from Simpson Thacher & Bartlett LLP, to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Merger as provided in the Agreement and Plan of Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that HIX and ZIF will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of ZIF’s taxable year, no gain or loss will be recognized to ZIF as a result of the Merger or upon the conversion of ZIF Common Stock to HIX Common Stock or the conversion of ZIF Preferred Stock into the right to receive the Preferred Merger Consideration;

(iii) no gain or loss will be recognized to HIX as a result of the Merger or upon the conversion of ZIF Common Stock to HIX Common Stock or the conversion of ZIF Preferred Stock into the right to receive the Preferred Merger Consideration;

(iv) no gain or loss will be recognized to the holders of ZIF Common Stock upon the conversion of their ZIF Common Stock to HIX Common Stock, except to the extent such holders of ZIF Common Stock are paid cash in lieu of fractional shares of HIX Common Stock in the Merger;

(v) the tax basis of ZIF assets in the hands of HIX will be the same as the tax basis of such assets in the hands of ZIF immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the HIX Common Stock received by each holder of ZIF Common Stock in the Merger (including that of fractional share interests purchased by HIX) will be equal to the aggregate tax basis of the ZIF Common Stock owned by such stockholder immediately prior to the Merger;

(viii) a stockholder’s holding period for HIX Common Stock (including that of fractional share interests purchased by HIX) will be determined by including the period for which he or she held ZIF Common Stock converted pursuant to the Merger, provided that such shares of ZIF Common Stock were held as capital assets;

(ix) HIX’s holding period with respect to the ZIF assets transferred will include the period for which such assets were held by ZIF; and

(x) the payment of cash to the holders of ZIF Common Stock in lieu of fractional shares of HIX Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by HIX with the result that the holder of ZIF Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of HIX Common Stock.

Assuming that, in accordance with the opinion referred to above, the Merger qualifies as a reorganization within the meaning of Section 368(a)(1) of the Code, the Merger will result in the tax consequences described above in clauses (i) through (x).

An exchange of ZIF Preferred Stock for Preferred Merger Consideration in the Merger will be a taxable transaction for U.S. federal income tax purposes. As a consequence of the exchange, a ZIF Preferred Stockholder will, depending on such ZIF Preferred Stockholder’s particular circumstances, be treated either as recognizing gain or loss from the disposition of the ZIF Preferred Stock, as receiving a dividend distribution from ZIF or a combination thereof. The receipt of Preferred Merger Consideration generally will be treated as a sale or exchange of the ZIF Preferred Stock. If a ZIF Preferred Stockholder does not own any ZIF Common Shares, the ZIF Preferred Stockholder generally will recognize gain or loss equal to the difference, if any, between the amount of the Preferred Merger Consideration and the ZIF Preferred Stockholder’s adjusted basis in the ZIF Preferred Stock. If a ZIF Preferred Stockholder owns ZIF Common Stock as well as ZIF Preferred Stock, then the ZIF Preferred Stockholder generally will recognize gain, but not loss, on the exchange of the ZIF Preferred Stock for Preferred Merger Consideration equal to the positive difference, if any, between the amount of the Preferred Merger Consideration and the ZIF Preferred Stockholder’s adjusted basis in the ZIF Preferred Stock. Under Section 356(a)(2) of the Code, if the exchange has the effect of the distribution of a dividend, then an amount of any gain realized by a ZIF Preferred Stockholder who also owns ZIF Common Stock will be treated as a dividend to the extent of a ZIF Preferred Stockholder’s ratable share of ZIF’s accumulated earnings and profits. Whether such an exchange has the effect of the distribution of a dividend will depend on each ZIF Preferred Stockholder’s circumstances. However, because ZIF is not expected to have any accumulated earnings and profits at the time of the exchange, ZIF does not expect that any such gain will be treated as a dividend. If a ZIF Preferred Stockholder holds ZIF Preferred Stock as a capital asset, then any gain or loss will be capital gain or loss. The maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the applicable ordinary income rate for capital assets held for one year or less or (ii) 15% for capital assets held for more than one year. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Cash payments received in the Merger by a holder of ZIF Common Stock or ZIF Preferred Stock may, under certain circumstances, be subject to information reporting and backup withholding at a rate of 28% of the cash payable to the holder, unless the holder provides proof of an applicable exemption, furnishes its taxpayer identification number (in the case of individuals, their social security number) or provides a certification of foreign status on IRS Form W-8BEN or other appropriate form, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of ZIF Common Stock who receives HIX Common Stock as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of ZIF Common Stock who is required to file a U.S. tax return and who is a “significant holder” that receives HIX Common Stock in the Merger will be required to file a statement with the holder’s federal income tax return setting forth such holder’s basis in the ZIF Common Stock surrendered and the fair market value of the HIX Common Stock and cash, if any, received in the Merger. A “significant holder” is a holder of ZIF Common Stock who, immediately before the Merger, owned at least 5% of the outstanding stock of ZIF.

Other Tax Considerations

Neither HIX nor ZIF have requested any ruling or opinion with respect to any state or local tax consequences of the proposed Merger, and stockholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Closing Date, ZIF, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain, if any, realized through the Closing Date. Such dividends will be included in the taxable income of the stockholders of ZIF.

Information Regarding Tax Capital Loss Carryforwards

As of June 30, 2008, the Funds had the following unused tax capital loss carryforwards indicated below:

	ZIF (Acquired Fund)	HIX (Acquiring Fund)	Combined Fund
Tax Capital Loss Carryforwards (in dollars) and Date of Expiration (prior to reorganization)	$50.1 million 12.7 million expiring 3/31/2009 26.2 million expiring 3/31/2010 7.9 million expiring 3/31/2011 1.0 million expiring 3/31/2012 2.3 million expiring 3/31/2017	$144.8 million 35.8 million expiring 4/30/2010 77.1 million expiring 4/30/2011 2.8 million expiring 4/30/2016 29.1 million expiring 4/30/2017	$194.9

Tax Capital Loss Carryforwards (as a % of Net Assets)	(107.4%)	(18.2%)	(23.1%)

HIX

The Merger would impact the use of HIX’s loss carryforwards in that the loss carryforwards will benefit the shareholders of the combined Fund, rather than only the shareholders of HIX.

ZIF

The Merger would impact the use of ZIF’s loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would move up by approximately one year and realign themselves with the fiscal year end of HIX; for example, the losses due to expire on March 31, 2010 would expire on April 30, 2009; (2) the loss carryforwards will benefit the shareholders of the combined Fund, rather than only the shareholders of ZIF; and (3) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate, which is 4.71% as of May 2008, multiplied by the aggregate net asset value of ZIF at the time of the Merger.

Information Applicable to Both Funds with Capital Loss Carryovers

Since the Merger is not expected to close until on or about September 12, 2008, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Merger. Further, the ability of HIX and ZIF to use these losses (even in the absence of the Merger) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each of HIX or ZIF, or both, expiring unused.

PORTFOLIO SECURITIES

Because the securities in which ZIF may invest are permissible for investment under HIX’s investment objectives and strategies, Western Asset expects to dispose of less than 5% of the portfolio securities of ZIF after the Merger has been consummated. The timing of the sales would be based on Western Asset’s assessment of market conditions prevailing after the Merger.

No securities of HIX need to be sold in order for HIX to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The business and affairs of HIX and ZIF are managed under the direction of each Fund’s Board of Directors. The same individuals serve as the Directors and officers of both HIX and ZIF. Information pertaining to the Directors and officers of the Funds is set forth under “Proposal 1” above.

Investment Manager and Sub-Adviser

LMPFA has served as each Fund’s investment manager since August 1, 2006. LMPFA, located at 620 Eighth Avenue, New York, NY 10018, is a registered investment adviser that provides administrative and compliance oversight services to each Fund.

Under each Fund’s management agreement with LMPFA, subject to the supervision and direction of the Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Fund’s management agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. Each Fund’s management agreement provides that LMPFA may render services to others. Each Fund’s management agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s management agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by Western Asset, located at 385 East Colorado Boulevard, Pasadena, California 91101.

Western Asset provides services to each Fund pursuant to a sub-advisory agreement between LMPFA and Western Asset. Under each sub-advisory agreement, subject to the supervision and direction of each Fund’s Board and LMPFA, Western Asset will, except for the management of cash and short-term investments that is performed by LMPFA, manage the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The sub-advisory agreement for each Fund will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate each sub-advisory agreement on 90 days’ written notice to the Fund and LMPFA. LMPFA and Western Asset may terminate each sub-advisory agreement upon their mutual written consent. Each sub-advisory agreement will terminate automatically in the event of assignment by Western Asset and shall not be assignable by LMPFA without the consent of Western Asset.

LMPFA and Western Asset are both wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company.

ZIF pays management fees to LMPFA at the rate of 0.70% of its average daily net assets, including the liquidation value of any preferred stock. HIX currently pays management fees to LMPFA at the rate of 0.80% of its average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For each Fund, LMPFA, and not the Fund, pays sub-advisory fees to Western Asset at the rate of 70% of the management fee paid to LMPFA.

Additional information about the factors considered by the Board of HIX in approving its Investment Management Agreement and Sub-Advisory Agreement will be set forth in HIX’s Annual Report to Shareholders for the Fiscal Year ended April 30, 2008. Additional information about the factors considered by the Board of ZIF in approving its Investment Management Agreement and Sub-Advisory Agreement will be set forth in ZIF’s Annual Report to Shareholders for the Fiscal Year ended March 31, 2008.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each Fund, LMPFA and Western Asset have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Funds, LMPFA and Western Asset are on file with the SEC.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA or Western Asset, each Fund’s Board has delegated proxy voting discretion to LMPFA and/or Western Asset, believing that LMPFA and/or Western Asset should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each Fund to Western Asset through its contracts with Western Asset. Western Asset will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and either Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

Western Asset’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Appendix C to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Portfolio Managers of the Funds

Below is summary information for the Funds’ portfolio managers. Certain employees of Western Asset listed below are members of the portfolio management teams of both HIX and ZIF; others are involved in the management of only one of the Funds.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (HIX) Since 2006 (ZIF)	Co-portfolio manager of HIX and ZIF; Managing Director and head of U.S. Credit Products from 2003–2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998–2003 at Blackrock Financial Management.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (HIX) Since 2006 (ZIF)	Co-portfolio manager of HIX and ZIF; portfolio manager and research analyst at Western Asset since 1994.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (HIX) Since 2006 (ZIF)	Co-portfolio manager of HIX and ZIF; Chief Investment Officer of Western Asset since 1998.

Detlev Schlichter Western Asset Limited 10 Exchange Place London, England	Since 2007 (HIX) Since 2006 (ZIF)	Co-portfolio manager of HIX and ZIF; portfolio manager at Western Asset since 2001.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (HIX) Since 2006 (ZIF)	Co-portfolio manager of HIX and ZIF; Deputy Chief Investment Officer of Western Asset since 2000.

Jeffrey Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (HIX)	Co-portfolio manager of HIX; portfolio manager and research analyst at Western Asset since 1981.

Other Accounts Managed by Portfolio Managers

The table below identifies, as of March 31, 2008, the number of accounts (other than the Funds) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael C. Buchanan	13 registered investment companies with $6.8 billion in total assets under management	8 other pooled investment vehicles with $5.1 billion in assets under management	14 other accounts with $1.0 billion in total assets under management

Keith J. Gardner	6 registered investment Companies with $1.2 billion in total assets Under management	6 other pooled investment vehicles with $1.6 billion in assets under management	1 other account with $14.5 million in total assets under management(2)

S. Kenneth Leech(1)	115 registered investment companies with $123.0 billion in total assets under management	262 other pooled investment vehicles with $217.8 billion in assets under management	1,041 other accounts with $290.1 billion in total assets under management(3)

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Detlev Schlichter	2 registered investment companies with $234.8 million in total assets under management	29 other pooled investment vehicles with $4.6 billion in assets under management	69 other accounts with $26.9 billion in total assets under management(4)

Stephen A. Walsh(1)	115 registered investment companies with $123.0 billion in total assets under management	262 other pooled investment vehicles with $217.8 billion in assets under management	1,041 other accounts with $290.1 billion in total assets under management(3)

Jeffrey Van Schaick	4 registered investment companies with $1.2 billion in total assets under management	4 other pooled investment vehicles with $633 million in assets under management	22 other accounts with $4.5 billion in total assets under management(5)

(1)

The numbers above reflect the overall number of portfolios managed by employees of Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(2)	Includes 1 account managed, totaling $14.5 million, for which advisory fee is performance based.

(3)	Includes 91 accounts managed, totaling $29.0 billion, for which advisory fee is performance based.

(4)	Includes 19 accounts managed, totaling $7.3 billion, for which advisory fee is performance based.

(5)	Includes 2 accounts managed, totaling $204.9 million, for which advisory fee is performance based.

Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Manager, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Fund’s trades.

It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Fund because the account pays a performance-based fee or the portfolio manager, the Manager or an affiliate has an interest in the account. The Manager has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Funds, the Manager determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Manager may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Fund or the other account(s) involved. Additionally, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Fund. For example, a portfolio manager could short sell a security for an account immediately prior to a Fund’s sale of that security. To address this conflict, the Manager has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Funds) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether the Manager allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of each Fund as of March 31, 2008.

Portfolio Manager	Dollar Range(1) of HIX Securities Beneficially Owned	Dollar Range(1) of ZIF Securities Beneficially Owned	Aggregate Dollar Range(1) of Fund Securities Beneficially Owned
Michael C. Buchanan	A	A	A
Keith J. Gardner	A	A	A
S. Kenneth Leech	A	A	A
Detlev Schlichter	A	A	A
Jeffrey Van Schaick	A	A	A
Stephen A. Walsh

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Legg Mason and Western Asset, an affiliate of Legg Mason, have a financial interest in the Merger because their respective fees under agreements with HIX generally increase as the amount of the assets of HIX increase, and the amount of those assets will increase as a result of the Merger (although this increase in assets is expected to be offset by the concomitant loss of ZIF’s assets).

Further information about HIX is included in its Annual Report to Shareholders for the Fiscal Year Ended April 30, 2008, filed with the SEC on July 7, 2008. Further information about ZIF is included in its Annual Report to Shareholders for the Fiscal Year Ended March 31, 2008, filed with the SEC on June 2, 2008. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge, by writing to the Funds at 55 Water Street, New York, New York 10041, by visiting the Funds’ website at http://www.leggmason.com/individualinvestors/ or by calling the Funds at 1-888-777-1012.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at http://www.sec.gov/. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request). Financial highlights presented for HIX for periods ended prior to April 30, 2006 have been audited by other independent registered public accountants.

Financial Highlights for HIX (Acquiring Fund)

For a share of capital stock outstanding throughout each year ended April 30:

	2008(1)	2007(1)		2006	2005(1)	2004
Net Asset Value, Beginning of Year	$12.38	$11.74		$11.10	$11.03	$10.42

Income (Loss) From Operations:
Net investment income	1.05	0.90		0.92	1.02	1.12
Net realized and unrealized gain (loss)	(1.69)	0.63		0.63	0.27	0.85

Total Income (Loss) From Operations	(0.64)	1.53		1.55	1.29	1.97

Less Distributions From:
Net investment income	(0.98)	(0.89)		(0.91)	(1.22)	(1.38)

Total Distributions	(0.98)	(0.89)		(0.91)	(1.22)	(1.38)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—	—		—	—	0.02

Net Asset Value, End of Year	$10.76	$12.38		$11.74	$11.10	$11.03

Market Price, End of Year	$9.90	$11.61		$10.04	$11.14	$11.75

Total Return, Based on NAV(2)(3)	(5.19)%	13.58	%(4)	14.43%	12.13%	19.99%

Total Return, Based on Market Price(3)	(6.15)%	25.58%		(1.58)%	5.39%	13.51%

Net Assets, End of Year (000s)	$834,813	$960,555		$911,338	$861,635	$839,022

Ratios to Average Net Assets:
Gross expenses	2.94%	1.96%		2.31%	2.69%	2.17%
Gross expenses, excluding interest expense	1.21	1.01		1.21	1.67	1.57
Net expense	2.94 (5)	1.96		2.30 (6)	2.69	2.17
Net expenses, excluding interest expense	1.21 (5)	1.01		1.20 (6)	1.67	1.57
Net investment income	9.25	7.55		7.94	8.99	10.18

Portfolio Turnover Rate	52%	90%		55%	54%	50%

Supplemental Data:
Loans Outstanding, End of Year (000s)	$250,000	$125,000		$125,000	$300,000	$300,000
Asset Coverage for Loan Outstanding	434%	868%		829%	387%	380%
Weighted Average Loan (000s)	$213,320	$125,000		$203,630	$300,000	$300,000
Weighted Average Interest Rate on Loans	5.00%	5.56%		4.21%	2.44%	1.64%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(4)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.

(6)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights for ZIF (Acquired Fund)

For a share of capital stock outstanding throughout each year ended March 31:

	2008	2007		2006	2005(1)		2004
Net Asset Value, Beginning of Year	$3.15	$3.00		$3.03	$3.14		$2.63

Income (Loss) From Operations:
Net investment income	0.38	0.35		0.35	0.37		0.41
Net realized and unrealized gain (loss)	(0.73)	0.15		(0.01)	(0.07)		0.54
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.10)	(0.09)		(0.07)	(0.04)		(0.02)

Total Income (Loss) From Operations	(0.45)	0.41		0.27	0.26		0.93

Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.25)	(0.26)		(0.30)	(0.37)		(0.39)
Return of capital	—	—		—	—		(0.03)

Total Distributions Paid to Common Stock Shareholders	(0.25)	(0.26)		(0.30)	(0.37)		(0.42)

Net Asset Value, End of Year	$2.45	$3.15		$3.00	$3.03		$3.14

Market Price, End of Year	$2.17	$3.01		$2.88	$3.22		$3.99

Total Return, Based on NAV(2)(3)	(14.41)%	14.86%		9.41%	7.17	%(4)	33.59%

Total Return, Based on Market Price(3)	(20.66)%	14.33%		(1.16)%	(10.37	)%(4)	21.98%

Net Assets, End of Year (000s)	$46,449	$59,528		$56,494	$56,563		$57,271

Ratios to Average Net Assets:(5)
Gross expenses	1.91%	2.34	%(6)	2.01%	2.14%		2.30%
Net expenses	1.91 (7)	2.17	(6)(8)	2.01 (8)	2.14		2.30
Net investment income	13.12	11.49		11.60	11.85		13.48

Portfolio Turnover Rate	55%	69%		43%	29%		31%

Auction Rate Cumulative Preferred Stock:(9)
Total Amount Outstanding (000s)	$35,000	$35,000		$35,000	$35,000		$35,000
Asset Coverage Per Share	58,178	67,520		65,353	65,402		65,908
Involuntary Liquidating Preference Per Share	25,000	25,000		25,000	25,000		25,000
Average Market Value Per Share	25,000	25,000		25,000	25,000		25,000

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(4)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.01%.

(7)	There was no impact to the expense ratio as a result of fees paid indirectly.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)	Excludes accrued interest or accumulated undeclared distributions.

Management’s Discussion of Fund Performance

The discussion of performance for HIX is dated as of April 30, 2008 and does not reflect developments occurring after that date.

Performance Review

For the 12 months ended April 30, 2008, HIX returned -5.19% based on its net asset value (“NAV”) and -6.15% based on its NYSE market price per share. Over the same period, ZIF returned -9.78% based on its NAV and -15.15% based on NYSE market price per share. In comparison, the Funds’ unmanaged benchmarks, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”), returned -0.80% and 4.60% respectively, over the same time frame. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Average returned -14.91% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, HIX made distributions to stockholders totaling $0.98 per share and ZIF made distributions to stockholders totaling $0.25 per share. The performance table shows each Fund’s 12-month total return based on its NAV and market price as of April 30, 2008. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2008 (unaudited)

Price Per Share	12–Month Total Return
HIX
$10.76 (NAV)	-5.19%
$9.90 (Market Price)	-6.15%

ZIF
$2.61 (NAV)	-9.78%
$2.37 (Market Price)	-15.15%

All figures represent past performance and are not a guarantee of future results

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to HIX’s performance?

A. HIX’s portfolio was diversified by allocating approximately 7% of its assets in emerging market debt. This enhanced HIX’s performance as the emerging market debt asset class, as measured by the EMBI Global, returned 4.60% during the 12 months ended April 30, 2008.

Issue selection had no significant impact on HIX’s relative performance during the reporting period. Over this period, the positive impact of eight of HIX’s 10 largest positions outperforming the benchmark was offset by eight of HIX’s 10 largest underweights also outperforming the benchmark.

In terms of sector and sub-sector allocations, HIX was rewarded for its underweights to poor-performing areas such as Media—Cable, which returned -4.81% and Consumer Cyclicals, which returned -4.55%, as well as its overweight to Utilities, which returned 6.00%. However, these positives were negated by HIX’s underweight to Consumer Non-Cyclicals, which returned 5.26%, and an overweight to Financials, which returned -11.46%.

Q. What were the leading detractors from HIX’s performance?

A. The use of leverage by HIX hurt its relative performance during the reporting period. However, maintaining a lower level of leverage than allowed helped performance versus HIX’s peer group. In addition, HIX’s credit quality positioning had a negative impact on its relative performance. This was largely due to an overweight to issues rated CCC, which returned -5.99% for the 12 months ended April 30, 2008, and an underweight to BB-rated issues, which returned 0.34% for the same period.

Q. Were there any significant changes to HIX during the reporting period?

A. There were no significant changes to HIX during the reporting period.

Net Asset Value, Market Price and Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed-income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the Funds. As a result, the market price of each Fund’s Common Stock may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s Common Stock has traded in the market at prices that were generally below net asset value per share.

The following tables set forth the high and low sales prices for HIX Common Stock and ZIF Common Stock on the NYSE, the net asset value per share and the discount to net asset value per share represented by the quotation for each quarterly period during the last two calendar years.

HIX (Acquiring Fund)

Fiscal Year End is April 30

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Discount	Net Asset Value Per Share	NYSE Price	Discount
09/30/06	$11.76	$10.50	(10.714)%	$11.54	$9.84	(14.731)%
12/31/06	12.08	11.12	(7.947)	11.80	10.47	(11.271)
03/31/07	12.31	11.45	(6.986)	12.19	10.71	(12.141)
06/30/07	12.28	11.57	(5.782)	12.05	10.79	(14.456)
09/30/07	12.01	11.05	(7.993)	11.25	9.30	(17.333)
12/31/07	11.70	10.88	(7.009)	11.06	9.60	(13.201)
3/31/08	10.97	10.03	(8.569)	10.12	8.69	(14.130)
6/30/08	10.90	10.01	(8.165)	9.33	10.28	(9.241)

ZIF (Acquired Fund)

Fiscal Year End is March 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Discount	Net Asset Value Per Share	NYSE Price	Discount
09/30/06	$2.98	$2.92	(2.013)%	$2.91	$2.69	(7.560)%
12/31/06	3.07	3.06	(0.326)	2.99	2.90	(3.010)
03/31/07	3.18	3.12	(1.887)	3.15	3.00	(4.762)
06/30/07	3.15	3.14	(0.317)	3.09	2.99	(3.236)
09/30/07	3.06	3.02	(1.307)	2.79	2.19	(21.505)
12/31/07	3.00	2.75	(8.333)	2.74	2.33	(14.964)
3/31/08	2.69	2.44	(9.294)	2.40	2.09	(12.917)
6/30/08	2.47	2.60	(5.000)	2.22	2.46	(9.756)

On June 30, 2008, the net asset value per share of HIX was $10.28 and the closing price of HIX Common Stock on the NYSE was $9.55, meaning HIX Common Stock was trading at a 7.101% discount to HIX’s net asset value per share. Also on June 30, 2008, the net asset value per share of ZIF was $2.46 and the closing price of ZIF Common Stock on the NYSE was $2.32, meaning that ZIF Common Stock was trading at a 5.691% discount to ZIF’s net asset value per share.

As of June 30, 2008, HIX Common Stock has been trading at a larger discount than ZIF Common Stock. However, the trading discount for HIX Common Stock may change after the issuance of additional HIX Common Stock in the Merger and the resulting increase in supply of HIX Common Stock in the market.

Senior Securities

The following tables set forth, as of the end of the last ten fiscal years, information regarding the senior securities of HIX and ZIF.

HIX (Acquiring Fund)

Credit Facility

Year	Loan Outstanding, End of Year (000s)	Asset Coverage For Loan Outstanding	Involuntary Liquidating Preference
2008	$250,000	434%	$250,000
2007	$125,000	868%	$125,000
2006	$125,000	829%	$125,000
2005	$300,000	387%	$300,000
2004	$300,000	380%	$300,000
2003	$300,000	357%	$300,000
2002	$260,000	389%	$260,000
2001	$260,000	394%	$260,000
2000	$105,000	853%	$105,000
1999	$105,000	961%	$105,000

ZIF (Acquired Fund)

Preferred Stock

Year	Total Amount Outstanding (000s)	Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share
2008	$35,000	$58,178	$25,000	$25,000
2007	$35,000	$67,520	$25,000	$25,000
2006	$35,000	$65,353	$25,000	$25,000
2005	$35,000	$65,402	$25,000	$25,000
2004	$35,000	$65,908	$25,000	$25,000
2003	$35,000	$58,452	$25,000	$25,000
2002	$40,000	$56,726	$25,000	$25,000
2001	$50,000	$57,828	$25,000	$25,000
2000	$30,000	$2,340	$1,000	$1,000
1999	$30,000	$2,560	$1,000	$1,000

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of HIX will be received by stockholders of ZIF on the Closing Date, and the information should not be relied upon to reflect the number of shares of HIX that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of April 30, 2008 (Unaudited)

	HIX	ZIF	Pro Forma Adjustments	Pro Forma Combined Fund
Total Net Assets	$834,812,674	$49,433,255	$—	$884,245,929
Shares Outstanding	77,614,787	18,948,759	(14,352,796)	82,210,750
Net Asset Value	$10.76	$2.61	$—	$10.76
Loan	$250,000,000	—	$35,000,000	$285,000,000
Preferred Stock	—	$35,000,000	$(35,000,000)	—

For more information about the Funds’ capital stock, see “Description of Capital Stock—Common Stock” and “Description of Capital Stock—Preferred Stock.”

PORTFOLIO COMPOSITION

As of March 31, 2008, approximately 98.27% of the market value of HIX’s portfolio was invested in long-term securities and approximately 1.73% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	56	$12,368,690.98	1.08%
AA+, AA, AA-	Aa1, Aa, Aa2, Aa3	2	$6,527,920.24	0.57%
A+, A, A-	A1, A, A2, A3	9	$14,086,564.72	1.23%
BBB+, BBB, BBB-	Baa1, Baa, Baa2, Baa3	42	$91,963,507.91	8.03%
Below Investment Grade	Below Investment Grade	388	$1,020,302,480.69	89.09%

Total		497	$1,145,249,164.54	100.00%

(1)	Ratings: using the higher or S&P or Moody’s rating.

As of March 31, 2008, approximately 98.78% of the market value of ZIF’s portfolio was invested in long-term securities and approximately 1.22% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	3	$562,742.12	0.69%
AA+, AA, AA-	Aa1, Aa, Aa2, Aa3	2	$448,562.57	0.55%
A+, A, A-	A1, A, A2, A3	2	$546,430.71	0.67%
BBB+, BBB, BBB-	Baa1, Baa, Baa2, Baa3	13	$4,795,541.69	5.88%
Below Investment Grade	Below Investment Grade	293	$75,203,554.31	92.21%

Total		313	$81,556,831.48	100.00%

(1)	Ratings: using the higher or S&P or Moody’s rating.

PORTFOLIO TRANSACTIONS

Neither Fund has an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board, the Manager is responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Manager generally seeks the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under each Fund’s management agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

Each Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Manager. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Manager may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although neither Fund has any restrictions on portfolio turnover, it is neither Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

General

Each Fund intends to distribute its net investment (ordinary) income on a monthly basis. At least annually, each Fund intends to distribute all of its net long-term capital gains, if any. For each Fund, both monthly and annual distributions to holders of Common Stock will be made only after making interest and required principal payments on borrowings, if any, or paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Stock.

From time to time, each Fund may distribute less than the entire amount of net investment income earned in a particular period, which amount may be available to supplement future distributions. As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the net asset value of a Fund’s Common Stock and, correspondingly, distributions from net investment income will reduce the Common Stock’s net asset value. In addition, the terms of any borrowings or Fund Preferred Stock (if issued) may prohibit a Fund from making distributions in the amount or at the time that it otherwise would.

As of March 31, 2008, ZIF had 1,400 outstanding shares of Preferred Stock. The Preferred Stock dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. In the event of a failed auction,

ZIF would pay the applicable maximum rate which is calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. HIX currently has no preferred shares outstanding.

Dividend Reinvestment Plan—HIX

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each stockholder purchasing common stock of HIX (“Stock”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“HIX Plan”), unless the stockholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Stock for the stockholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A stockholder whose Stock is held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Stock out of “street name” and register such Stock in the stockholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such stockholder by the broker or nominee. Each participant in the HIX Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Stock is registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per share of Stock equals or exceeds the net asset value per share of Stock on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Stock of the Fund on behalf of Participants. If, on the determination date, the net asset value per share of Stock exceeds the market price per share of Stock (such condition, a “market discount”), the Agent will purchase Stock in the open market. The determination date will be the fourth NYSE trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Stock sells on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Stock (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Stock, such Stock will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share of Stock, then the newly issued Stock will be valued at net asset value per share of Stock on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Stock will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share of Stock, then the newly issued Stock will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Stock issued pursuant to the paragraph above, the valuation date will be the date such Stock is issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Stock of the Fund is traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest and it is understood that in any event, the Agent shall have no liability in connection with any inability to purchase Stock within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Stock acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Stock and the price per share of Stock allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all shares of Stock purchased by the Agent.

The Agent will maintain all Participant accounts in the HIX Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Stock acquired pursuant to the HIX Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include that Stock purchased pursuant to the HIX Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Stock so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full shares of Stock.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Stock of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the HIX Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Stock at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Stock held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Stock or other securities, the Stock held for Participants under the HIX Plan will be added to other Stock held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the HIX Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The HIX Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The HIX Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to HIX Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the HIX Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full shares of Stock held by each Participant under the HIX Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Stock and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the HIX Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Stock of the Fund held in each Participant’s name or under the HIX Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Stock for others who are beneficial owners (“Nominee Holders”), the Agent will administer the HIX Plan on the basis of the number of shares of Stock certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the HIX Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the HIX Plan should be directed to the Agent at 1-888-888-0151.

Dividend Reinvestment Plan—ZIF

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Under the ZIF’s Dividend Reinvestment Plan (“ZIF Plan”), a stockholder whose shares of ZIF Common Stock are registered in his own name will have all distributions from ZIF reinvested automatically by American Stock Transfer & Trust Company (“AST”) as purchasing agent under the ZIF Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the ZIF Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own ZIF Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to stockholders who do not participate in the ZIF Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of ZIF Common Stock distributed to participants in the ZIF Plan in lieu of a cash dividend is determined in the following manner. When the market price of the ZIF Common Stock is equal to or exceeds 98% of the net asset value per share of the ZIF Common Stock on the determination date (generally, the record date for the distribution), ZIF Plan participants will be issued shares of ZIF Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the ZIF Common Stock.

If the market price of the ZIF Common Stock is less than 98% of the net asset value of the ZIF Common Stock at the time of valuation (which is the close of business on the determination date), AST will buy ZIF Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a ZIF Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the ZIF Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in ZIF Common Stock issued by ZIF at such net asset value. AST will begin to purchase ZIF Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all stockholder accounts in the ZIF Plan and furnishes written confirmations of all transactions in each account, including information needed by a stockholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve ZIF Plan participants of any income tax that may be payable on the dividends or capital gains distributions. ZIF Common Stock in the account of each ZIF Plan participant will be held by AST in uncertificated form in the name of the ZIF Plan participant.

ZIF Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the ZIF Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of ZIF Common Stock issued directly by the Fund under the ZIF Plan. Each ZIF Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the ZIF Plan.

Experience under the ZIF Plan may indicate that changes to it are desirable. ZIF reserves the right to amend or terminate the ZIF Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The ZIF Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to ZIF Plan participants.

All correspondence concerning the ZIF Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax aspects concerning the Funds and the acquisition, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the acquisition, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Funds

Each Fund has elected to be treated and intends to continue to qualify annually as a regulated investment company (“RIC”) under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (1) above (each a “Qualified Publicly Traded Partnership”), (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) each taxable year.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, each Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If either Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (including its net capital gain) even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, such Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions of a Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent paid out of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. If a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by such Fund to corporate shareholders generally may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Due to the nature of the Funds’ investments, neither Fund expects a significant portion of Fund distributions to be eligible for the corporate dividends received deduction or derived from qualified dividend income. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis for such shares equal to the amount of the cash dividend that is reinvested. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Each Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by such Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Fund Stock

Upon the sale or other disposition of shares of a Fund, a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such capital gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s capital gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.

Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Funds’ Investments

Certain of each Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These rules could therefore affect the character, amount and timing of distributions to shareholders. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Original Issue Discount Securities

Investments by a Fund in zero coupon or other discount securities will result in income to such Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which such Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Bonds

Gain derived by a Fund from the disposition of any bonds with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the bond over the basis of such bond immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless such Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount bond may be deferred until such bond is sold or otherwise disposed of.

High Yield Securities

Each Fund may invest substantially all of its assets in domestic and foreign “high yield” securities, commonly known as “junk bonds.” Investments in these types of securities may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such debt securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, then such Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid by such

Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by such Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that has held shares of a Fund for less than a specified minimum period during which it is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, each Fund must also meet this holding period requirement with respect to its foreign stock and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Backup Withholding

Each Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% absent legislative action. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability. To avoid such withholding, foreign shareholders (as defined below) generally must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. In addition, with respect to taxable years of RICs beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted. Neither Fund currently designates, or intends to designate, any amounts as interest-related dividends or as short-term capital gain dividends for this purpose. Such a foreign shareholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by a Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of such Fund. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by such Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of such Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Other Taxation

It is not expected that you will be subject to alternative minimum tax as a result of your investment in a Fund. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

NET ASSET VALUE

The Funds have the same investment valuation procedures. Each Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the required liquidation preference of any outstanding Preferred Stock and dividends payable) by the total number of shares of Common Stock outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Stock’s net asset value is made in accordance with generally accepted accounting principles.

Each Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Stock’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The authorized capital stock of HIX is 100,000,000 shares of capital stock, par value $0.001 per share, and the authorized capital stock of ZIF is 250,250,000 shares of capital stock, par value $0.01 per share, of which 250,000 are authorized as cumulative preferred stock and 1,400 shares have been classified as Preferred Stock, with a required liquidation preference of $25,000 per share plus accrued and unpaid dividends and 250,000,000 are classified as Common Stock. The following table presents the number of shares of (i) capital stock authorized by each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of July 11, 2008:

Fund	Amount Authorized	Amount Outstanding as of July 11, 2008
HIX (Common Stock)	100,000,000	77,614,787
ZIF (Common Stock)	250,000,000	18,948,759
ZIF (Preferred Stock)	250,000	1,400

There are no material differences between the rights of holders of HIX Common Stock and the holders of ZIF Common Stock.

As described above, the authorized capital stock of HIX is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as HIX Common Stock. The outstanding HIX Common Stock is, and the HIX Common Stock to be issued in the Merger will be, when issued, fully paid and nonassessable. All HIX Common Stock is equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of HIX Common Stock is entitled to its proportion of HIX’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Also as described above, the authorized capital stock of ZIF is 250,250,000 shares of capital stock, $0.01 par value per share, 250,000,000 of which have been designated ZIF Common Stock and 250,000 designated as ZIF Preferred Stock. The outstanding ZIF Common Stock is fully paid and nonassessable. All ZIF Common Stock is equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of ZIF Common Stock is entitled to its proportion of ZIF’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

As of March 31, 2008, ZIF had 1,400 outstanding shares of Preferred Stock. The Preferred Stock dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of ZIF authorizes an increased maximum rate. Due to failed auctions experienced by ZIF’s Preferred Stock starting on February 12, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate.

Dividend rates ranged from 3.623% to 6.100% for the year ended March 31, 2008. The Preferred Stock is redeemable under certain conditions by ZIF, at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. ZIF is required to maintain certain asset coverages with respect to the Preferred Stock. If ZIF fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares.

Additionally, failure to meet the foregoing asset requirements would restrict ZIF’s ability to pay dividends to Common Stockholders. Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup Inc., currently acts as the broker/dealer in connection with the auction of Preferred Stock. After each auction, the auction agent pays to each participating broker/dealer, from monies provided by ZIF, a participation fee at the annual rate of 0.25% of the purchase price of Preferred Stock that the broker/dealer places at auction.

The ZIF Preferred Stockholders are entitled to one vote per share and generally vote with the ZIF Common Stockholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.

Neither Fund has a present intention of offering additional common stock to the public except to the extent that HIX intends to issue new shares of HIX Common Stock to holders of ZIF Common Stock in the Merger. Other offerings of a Fund’s common stock, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. Under HIX’s charter, a Director may be removed from office only for cause and by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast on the matter. Pursuant to certain elections made by the Board of Directors of ZIF under the Maryland General Corporation Law, a Director may only be removed from office for cause by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors.

HIX (Acquiring Fund)

The affirmative vote of 75% of the entire Board of HIX is required to authorize the conversion of HIX from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of the holders of 75% of the votes entitled to be cast thereon by holders of the outstanding voting stock of the Fund, unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding voting stock of the Fund. A “Continuing Director” is any member of the Board of HIX who (i) is not a person or affiliate of a person (other than an investment company advised by HIX’s initial investment manager or any of its affiliates) who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of a Fund.

The affirmative votes of 75% of the entire Board and the holders (i) of 80% of the outstanding voting stock of HIX and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by stockholders of HIX other than votes entitled to be cast thereon by an Interested Party who is a party to the proposed Business Combination, are required to adopt, approve, advise or authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of HIX with or into any other person;

(2) issuance or transfer by HIX (in one or a series of transactions in any 12 month period) of any securities of HIX to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of HIX, sales of securities of HIX in connection with a public offering, issuances of securities of HIX pursuant to a dividend reinvestment plan adopted by HIX, issuances of securities of HIX upon the exercise of any stock subscription rights distributed by HIX and portfolio transactions effected by HIX in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by HIX (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of HIX having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by HIX in the ordinary course of its business (transactions described in clauses (1), (2) and (3) above being known individually as a “Business Combination”);

(4) the voluntary liquidation or dissolution of HIX or an amendment to HIX’s Charter to terminate HIX’s existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to HIX’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast shall be required.

ZIF (Acquired Fund)

As long as any ZIF Preferred Stock is outstanding,

(1) the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated, or converted to open-end status, and may not sell all or substantially all of its assets, without the approval of at least a majority of the outstanding shares of ZIF Preferred Stock and a majority of the outstanding shares of ZIF Common Stock, each voting as a separate class;

(2) the adoption of any plan of reorganization adversely affecting either the ZIF Preferred Stock or the ZIF Common Stock shall require the separate approval of a majority of the outstanding shares of such class;

(3) any action requiring a vote of security holders under Section 13(a) of the 1940 Act shall require the approval of at least a majority of the outstanding shares of ZIF Preferred Stock and a majority of the outstanding shares of ZIF Common Stock, each voting as a separate class;

(4) the approval of a majority of the outstanding shares of ZIF Preferred Stock, voting separately as a class, shall be required to amend, alter or repeal any of the preferences, rights or powers, or to increase or decrease the number of shares of ZIF Preferred Stock authorized to be issued;

(5) the ZIF Preferred Stockholders shall vote as a separate class, to the exclusion of the ZIF Common Stockholders, in connection with the election of Preferred Stock Directors, the ZIF Common Stockholders shall vote as a separate class, to the exclusion of the ZIF Preferred Stockholders, in connection with the election of Common Stock Directors, and the ZIF Preferred Stockholders and ZIF Common Stockholders shall vote as a single class in connection with the election of the balance of the directors of ZIF; and

(6) the ZIF Common Stock and the ZIF Preferred Stock will vote as separate classes to the extent otherwise required under Maryland law or the 1940 Act.

To the extent required by the 1940 Act, any action by the stockholders of ZIF shall require a vote of a majority of the outstanding voting securities.

Each Fund’s By-Laws contain provisions the effects of which are to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters within a certain period before the stockholders’ meeting. For HIX, such written notice must be delivered to the Secretary of the Fund not less than 60 days nor more than 90 days before the first anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the written notice must be delivered to the Secretary of the Fund during the period 90 days before the date of the meeting to the later of 60 days before the meeting or 10 days following the public announcement of the date of such meeting. For ZIF, written notice must be delivered to the Fund at least 60 days prior to the meeting (or 10 days following the date notice of such meeting is given by the Fund if less than 70 days’ notice of such meeting is given by the Fund).

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

Reference is made to the Charter and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. In the opinion of the Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

In any event, holders of each Fund’s Common Stock are entitled to one vote per share of Common Stock, and each share of Common Stock of each Fund has equal voting rights with all other outstanding shares of Common Stock of that Fund. In addition, subject to certain exceptions, each share of Preferred Stock of ZIF has equal voting rights with all other outstanding shares of ZIF Common Stock and ZIF Preferred Stock.

Board Recommendation and Required Vote

The Merger in Proposal 2 has been approved by the Board of Directors of ZIF. The Proposal must also be approved by (1) the affirmative vote of a majority of all of the votes entitled to be cast on the matter, voting together, (2) the affirmative vote of a majority of the outstanding shares of Common Stock of ZIF, voting as a separate class, and (3) the affirmative vote of a majority of the outstanding shares of Preferred Stock of ZIF, voting as a separate class. Approval of Proposal 2 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 2. Abstentions effectively result in a vote AGAINST Proposal 2. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 2.

The Fund’s Board of Directors, including the Independent Directors, unanimously recommends that stockholders of the Fund vote “FOR” the approval of the Merger of ZIF with and into HIX in accordance with the Maryland General Corporation Law.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (ZIF)

Audit Fees. The aggregate fees billed for professional services rendered by KPMG for the audit of ZIF’s annual financial statements for the fiscal years ended March 31, 2007 and March 31, 2008, or for services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $37,500 and $40,000, respectively.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended March 31, 2007 and March 31, 2008 were $48,000 and $62,000, respectively.

In addition, there were no Audit Related Fees billed in the year ended March 31, 2008 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to February 29, 2008 (prior to May 6, 2003 such services provided were not subject to pre-approval requirements).

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review, and tax distribution and analysis planning to the Fund for the fiscal years ended March 31, 2007 and March 31, 2008 were $3,200 and $3,300, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the period May 6, 2003 through December 31, 2007 that were required to be approved by the Fund’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended March 31, 2007 and March 31, 2008.

There were no other non-audit services rendered by KPMG to the Service Affiliates requiring preapproval by the Audit Committee in the Reporting Period.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

For the Fund the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 0% for the years ended March 31, 2007 and March 31, 2008; Tax Fees were 100% and 0% for the years ended March 31, 2007 and March 31, 2008; and for Other Fees paid were 100% and 0% for the years ended March 31, 2007 and March 31, 2008.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund’s independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund and Service Affiliates for the fiscal years ended March 31, 2007 and March 31, 2008 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER COMMUNICATIONS

All proposals by shareholders of ZIF which are intended to be presented at the Fund’s 2009 Annual Meeting of Stockholders must be received by the Fund no later than                     , 2008 to be included in ZIF’s proxy statement relating to that meeting. Any shareholder who desires to present a proposal at the ZIF’s 2009 Annual Meeting of Stockholders without including the proposal in the Fund’s proxy statement must deliver written notice of the proposal to the Chairman of ZIF (addressed to c/o Legg Mason, 620 Eighth Avenue, 49th Floor, New York, NY 10018) during the period from             , 2009 to             , 2009. However, if the Fund’s 2009 Annual Meeting of Stockholders is held earlier than             , 2009 or later than             , 2009, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2009 Annual Meeting of Stockholders to the later of 60 days prior to the date of the 2009 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2009 Annual Meeting of Stockholders.

ZIF’s Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to ZIF’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may by submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason

Compliance Department

620 Eighth Avenue, 49th Floor

New York, NY 10018

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

ZIF’s Audit Committee Chair may be contacted at:

Western Asset Zenix Income Fund Inc.

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any shareholder who wishes to send any other communications to the Board of Directors should also deliver such communications to the Secretary of ZIF at the address listed above. The Secretary is responsible for determining, in consultation with other officers of ZIF, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

5% BENEFICIAL OWNERSHIP

At July 11, 2008, to the knowledge of management, no person owned of record or owned beneficially more than 5% of either Funds’ capital stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record shares equal to approximately     % of the HIX’s outstanding shares and 94.16% of ZIF’s outstanding shares.

OTHER BUSINESS

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by ZIF’s Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to ZIF stockholders on or about             , 2008 or as soon as practicable thereafter.

Only stockholders of record of ZIF at the close of business on July 11, 2008 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On July 11, 2008, there were 18,948,759 outstanding shares of ZIF Common Stock and 1,400 outstanding shares of ZIF Preferred Stock.

A quorum of ZIF stockholders is required to take action at the Meeting. A majority of the outstanding shares of ZIF entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by ZIF, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” all nominees for Director in Proposal 1 and “FOR” Proposal 2.

Broker-dealer firms holding shares of ZIF in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposal 2. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Proposal 2. A signed proxy card or other authorization by a beneficial owner of ZIF shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of ZIF through a service agent that has entered into a service agreement with ZIF, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proposal 1:

•

The election of Mr. Cucchi requires a majority of the votes cast by the holders of ZIF Common Stock voting separately as a class, to the exclusion of the ZIF Preferred Stockholders. The election of Mr. Gerken requires a majority of the votes cast by the holders of ZIF Common Stock and ZIF Preferred Stock, voting together as a single class.

•	For purposes of Proposal 1, abstentions and broker non-votes will not be considered votes cast, and do not affect the majority vote required for the election of Directors.

Proposal 2:

•

The Merger in Proposal 2 must be approved by (i) the affirmative vote of a majority of the outstanding shares of ZIF Common Stock, voting as a separate class, (ii) the affirmative vote of a majority of the outstanding shares of ZIF Preferred Stock, voting as a separate class, and (iii) the affirmative vote of a majority of all of the votes entitled to be cast on the matter, voting together.

•

Approval of Proposal 2 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 2. Abstentions effectively result in a vote AGAINST Proposal 2. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 2.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve one or more Proposals is not obtained at the Meeting, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting or the persons named as proxies, it is advisable to defer action on one or more Proposals, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal or Proposals for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Appraisal Rights

Under the Maryland General Corporation Law, holders of ZIF Common Stock are not entitled to appraisal rights in connection with the Merger.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by ZIF. These costs are estimated to be approximately $10,465. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Fund, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of the Fund. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Fund for such out-of-pocket expenses. In addition, the Fund has retained Broadridge Investor Communications Solutions (“Broadridge”), located at 60 Research Road, Hingham, Massachusetts 02043, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $29,900 for such solicitation services (including reimbursements of out-of-pocket expenses), which costs are to be borne by LMPFA. Broadridge may solicit proxies personally and by telephone.

SERVICE PROVIDERS

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of each Fund.

American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, serves as each Fund’s dividend disbursing and transfer agent.

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as each Fund’s independent registered public accounting firm to audit the Fund’s financial statements and highlights for the most recent fiscal year.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Directors.

Certain legal matters concerning the issuance of HIX Common Stock will be passed upon by DLA Piper US LLP, 6225 Smith Avenue, Baltimore, Maryland 21209.

The Board of Directors of ZIF, including the Independent Directors, unanimously recommends the election of each nominee for Director in Proposal 1 and approval of Proposal 2. Any signed and dated proxies without instructions to the contrary will be voted in approval of the Proposals.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

Western Asset High Income Fund II Inc.

Western Asset Zenix Income Fund Inc.

            , 2008

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Merger

Appendix B: Description of Moody’s and S&P Ratings

Appendix C: Legg Mason Partners Fund Advisor, LLC—Proxy Voting Policy

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this [•]th day of [•], 2008, between Western Asset Zenix Income Fund Inc. (the “Acquired Fund”), a Maryland corporation with its principal place of business at 55 Water Street, New York, New York 10007 and Western Asset High Income Fund II Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 55 Water Street, New York, New York 10007.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its stockholders and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. BASIC TRANSACTION

1.1 The Merger. On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL. The Acquiring Fund shall be the surviving corporation and investment company registered pursuant to the 1940 Act. The Acquired Fund shall cease to exist as a separate corporation and investment company.

Each share of Acquired Fund Common Stock (as defined in paragraph 2.2(p)), issued and outstanding immediately prior to the Effective Date will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock (as defined in paragraph 2.1(p)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the “Valuation Time”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of the Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

In addition, each share of Acquired Fund Preferred Stock (as defined in paragraph 2.2(p)), issued and outstanding immediately prior to the Effective Date will be converted into the right to receive $25,000 in cash, plus the amount of accumulated but unpaid dividends thereon (whether or not earned or declared), to the Valuation Time, payable to the holder thereof, without interest (the “Preferred Merger Consideration”), upon surrender of such share in the manner provided in Article 3.

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund (other than the investment objectives, policies, strategies or limitations of the Acquired Fund, whether fundamental or non-fundamental), all as provided under Maryland law.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, (iii) the Acquired Fund will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to the requisite approvals of the stockholders of the Acquired Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”) and the separate corporate existence of the Acquired Fund shall cease. As promptly as practicable after the Merger, the Acquired Fund shall delist the Acquired Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Effective Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-08709) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended (the “Acquiring Fund Charter”), or the Bylaws, as amended (the “Acquiring Fund Bylaws”), of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquiring Fund, each as of April 30, 2008, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with U.S. generally accepted accounting principles applied on a consistent basis (“GAAP”) and present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended April 30, 2008.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(n) below) or will not be otherwise disclosed to the Acquired Fund prior to the Effective Date.

(j) Since April 30, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 2008, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

(m) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The registration statement has been filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(n) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(p) The Acquiring Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, all of which shares are classified as common stock (the “Acquiring Fund Common Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(q) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(r) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(s) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(t) The Acquiring Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-05484), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended (the “Acquired Fund Charter”), or the Bylaws, as amended (the “Acquired Fund Bylaws”), of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund, each as of March 31, 2008, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended March 31, 2008.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since March 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since March 31, 2008, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation (including the taxable year ending on the Effective Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

(m) The Acquired Fund has not taken any action and does know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(n) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the

1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock.

(p) The Acquired Fund is authorized to issue 250,250,000 shares of capital stock, par value $0.01 per share, of which 250,000 are authorized as cumulative preferred stock and [1,400] shares have been classified as Auction Rate Cumulative Preferred Shares, with a required liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) (the “Acquired Fund Preferred Stock”) and 250,000,000 of which shares are classified as common stock (the “Acquired Fund Common Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(q) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(r) The Acquired Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE ACQUIRED FUND

3.1 Conversion of Acquired Fund Common Stock.

(a) Conversion. Subject to the requisite approval of the stockholders of the Acquired Fund, and the other terms and conditions contained herein, on the Effective Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time (the “Common Stock Consideration”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase (the “Common Cash Consideration” and, together with Common Stock Consideration, the “Common Merger Consideration”).

(b) Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

(c) Cancellation of Acquired Fund Common Stock. On the Effective Date, all shares of the Acquired Fund Common Stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates (the “Common Certificates”) or book entry shares (“Common Book-Entry Shares”) which, immediately prior to the Effective Date, represented such shares of the Acquired Fund Common Stock shall cease to have any rights with respect thereto, except the right to receive, upon surrender of such Common Certificates or Common Book-Entry Shares in accordance with paragraph 3.3, the Common Merger Consideration.

3.2 Conversion of the Acquired Fund Preferred Stock.

(a) Conversion. Subject to the requisite approval of the stockholders of the Acquired Fund, and the other terms and conditions contained herein, at the Effective Date, each share of Acquired Fund Preferred Stock issued and outstanding immediately prior to the Effective Date will be converted into the right to receive the Preferred Merger Consideration upon surrender of each such share in the manner provided in paragraph 3.3.

(b) Cancellation of Acquired Fund Preferred Stock. On the Effective Date, all shares of the Acquired Fund Preferred Stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates (the “Preferred Certificates” and, together with the Common Certificates, the “Certificates”) or book entry shares (“Preferred Book-Entry Shares” and, together with the Common Book-Entry Shares, the “Book-Entry Shares”) which immediately prior to the Effective Date represented such shares of the Acquired Fund Preferred Stock shall cease to have any rights with respect thereto, except the right to receive, upon surrender of such Preferred Certificates or Preferred Book-Entry Shares in accordance with paragraph 3.3, the Preferred Merger Consideration.

3.3 Surrender of Shares.

(a) Paying Agent. Prior to the Effective Date, the Acquiring Fund shall designate American Stock Transfer & Trust Company as paying agent for the payment of the Common Merger Consideration and Deutsche Bank Trust Company Americas as paying agent for the payment of the Preferred Merger Consideration (each a “Paying Agent”) as provided in this Article 3. At or prior to the Closing, the Acquiring Fund shall deposit (or cause to be deposited) with the Paying Agent, for the benefit of the holders of Certificates or Book-Entry Shares, cash in an amount sufficient to make all payments of (i) Common Cash Consideration pursuant to paragraph 3(a)(i) and (ii) Preferred Merger Consideration pursuant to 3(b)(i) (together, the “Cash Consideration”). Such funds may be invested by the Paying Agent as directed by the Acquiring Fund; provided that (a) no such investment or losses thereon shall affect the Cash Consideration payable to the holders of Acquired Fund Common Stock and Acquired Fund Preferred Stock, and following any losses, the Acquiring Fund shall promptly deposit (or cause to be deposited) additional funds to the Paying Agent for the benefit of the stockholders of the Acquired Fund in the amount of any such losses and (b) such investments shall be in short-term obligations of the United States of America with maturities of no more than 30 days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively. Any interest or income produced by such investments will be payable to the Acquiring Fund, as the Acquiring Fund directs.

(b) Payment Procedures.

(i) As promptly as practicable after the Effective Date, the Acquiring Fund shall cause to be mailed to each record holder, as of the Effective Date, of a Certificate or a Book-Entry Share a letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such shares for payment of the Common Merger Consideration and the Preferred Merger Consideration, as applicable.

(ii) Upon surrender to the Paying Agent of Common Certificates or of Common Book-Entry Shares, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Common Certificates or Common Book-Entry Shares shall be entitled to receive in exchange therefor (i) Common Stock Consideration in the form of separate certificates or share deposit receipts for Acquiring Fund Common Stock and (ii) cash in an amount equal to the Common Cash Consideration, for each share formerly represented by such Common Certificate or Common Book-Entry Shares (less any required withholding taxes) and such Common Certificate or Common Book-Entry Shares shall then be canceled. No interest shall be paid or accrued for the benefit of holders of the Common Certificates or Common Book-Entry Shares on the Common Cash Consideration.

(iii) Upon surrender to the Paying Agent of a Preferred Certificate or of Preferred Book-Entry Shares, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Preferred Certificate or Preferred Book-Entry Shares shall be entitled to receive in exchange therefor cash in an amount equal to the Preferred Merger Consideration for each share formerly represented by such Preferred Certificate or Preferred Book-Entry Shares (less any required withholding taxes) and such Preferred Certificate or Preferred Book-Entry Shares shall then be canceled. No interest shall be paid or accrued for the benefit of holders of the Preferred Certificate or Preferred Book-Entry Shares on the Preferred Merger Consideration.

(iv) If payment of the Common Merger Consideration or Preferred Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that the Certificate or Book-Entry Share so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Common Merger Consideration or Preferred Merger Consideration, as applicable, to a person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the satisfaction of the Acquiring Fund that such tax either has been paid or is not applicable.

(v) Until surrendered as contemplated by, and in accordance with, this paragraph 3.3, each Certificate and each Book-Entry Share shall be deemed at any time after the Effective Date to represent only the right to receive upon such surrender the applicable Common Merger Consideration or Preferred Merger Consideration as contemplated by this paragraph 3.

(vi) At any time following the date that is six months after the Effective Date, the Acquiring Fund shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which have been deposited with the Paying Agent and which have not been disbursed to holders of Certificates or Book-Entry Shares and thereafter such holders shall be entitled to look to the Acquiring Fund (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Common Merger Consideration or Preferred Merger Consideration payable (without interest) upon due surrender of their Certificates or Book-Entry Shares. The Acquiring Fund shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Acquired Fund Common Stock for Common Merger Consideration and Acquired Fund Preferred Stock for Preferred Merger Consideration. None of the Acquiring Fund, the Acquired Fund or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any Cash Consideration remaining unclaimed as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity shall, to the extent permitted by applicable law, become the property of the Acquiring Fund free and clear of any claims or interests of any person previously entitled thereto. All cash paid in accordance with the terms of this Article 3 in respect of Certificates or Book-Entry Shares that have been surrendered in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock represented thereby.

(vii) After the Effective Date, the stock transfer books of the Acquired Fund shall be closed and thereafter there shall be no further registration of transfers of Acquired Fund Common Stock and Acquired Fund Preferred Stock that were outstanding prior to the Effective Date. After the Effective Date, Certificates or Book-Entry Shares presented to the Paying Agent for transfer shall be canceled and exchanged for the Common Merger Consideration or Preferred Merger Consideration, as applicable, provided for, and in accordance with the procedures set forth in, this Article 3.

3.4 Withholding Taxes. The Acquiring Fund or the Paying Agent will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock such amounts as the Acquiring Fund or the Paying Agent shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign Tax law. Any amounts so deducted and withheld will be timely paid to the applicable Tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock in respect of which such deduction and withholding was made.

3.5 Lost, Stolen or Destroyed Certificates. In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Acquiring Fund, the posting by such person of a bond in customary amount and upon such terms as the Acquiring Fund may determine are necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Common Merger Consideration or Preferred Merger Consideration, as applicable, pursuant to this Agreement.

4. COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.6 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 Stockholders’ Meetings.

(a) The Acquired Fund shall hold a meeting of its stockholders for the purpose of considering the Merger as described herein, which meeting has been called for September 5, 2008, and any adjournments or postponements thereof.

(b) The Acquired Fund has mailed to each of its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and has furnished to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Tax Matters. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

4.7 Stockholder List. Prior to the Effective Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock and Acquired Fund Preferred Stock on the Effective Date and the respective number of shares of Acquired Fund Common Stock or Acquired Fund Preferred Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief. The Acquiring Fund and the Acquired Fund will (i) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.8 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since April 30, 2008, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made by the Acquiring Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(c) The Acquiring Fund shall have delivered to the Acquired Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended April 30, 2008, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquiring Fund for the period covered thereby; and that for the period from April 30, 2008 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from April 30, 2008, to and including the Effective Date or that the Acquiring Fund would not continue to qualify as a RIC for federal income tax purposes.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Legal Opinion. The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Effective Date, to the effect that:

(i) the Acquiring Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquiring Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) the Registration Statement has become effective under the 1933 Act and the Proxy Statement and Prospectus was filed on [•], 2008 pursuant to Rule 497(c) of the rules and regulations of the SEC under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the SEC;

(vi) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquiring Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Charter, the Acquiring Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquiring Fund has advised such counsel are all material contracts to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(viii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquiring Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of DLA Piper US LLP as to matters of Maryland law.

5.4 Auditors’ Consent and Certification. The Acquired Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquiring Fund incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

5.5 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.6 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since March 31, 2008, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(c) The Acquired Fund shall have delivered to the Acquiring Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended March 31, 2008, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquired Fund for the period covered thereby; and that for the period from March 31, 2008, to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from March 31, 2008, to and including the Effective Date and for any taxable year ending upon the Effective Date or that the Acquired Fund would not continue to qualify as a RIC for federal income tax purposes.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinion. The Acquiring Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Effective Date, to the effect that:

(i) the Acquired Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquired Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter, the Acquired Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquired Fund has advised such counsel are all material contracts to which the Acquired Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(vii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of DLA Piper US LLP, as to matters of Maryland law.

6.4 Auditor’s Consent and Certification. The Acquiring Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquired Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

6.5 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.6 Dividends. Prior to the Effective Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Effective Date, if any, and substantially all of its net capital gain, if any, realized through the Effective Date.

6.7. Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.8 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by (i) the affirmative vote of a majority of all of the votes entitled to be cast on the matter, voting together, (ii) the affirmative vote of a majority of the outstanding shares of Acquired Fund Common Stock, voting as a separate class and (iii) the affirmative vote of a majority of the outstanding shares of Acquired Fund Preferred Stock, voting as a separate class; the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Acquiring Fund Board, certified by its secretary; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquiring Fund’s stockholders, certified by its secretary.

7.2 Regulatory Filings.

(a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers:

(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of the Acquired Fund’s taxable year, no gain or loss will be recognized to the Acquired Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock or the conversion of shares of Acquired Fund Preferred Stock into the right to receive the Preferred Merger Consideration;

(iii) no gain or loss will be recognized to the Acquiring Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock or the conversion of shares of Acquired Fund Preferred Stock into the Preferred Merger Consideration;

(iv) no gain or loss will be recognized to the holders of the Acquired Fund Common Stock upon the conversion of their shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Acquiring Fund Common Stock in the Merger;

(v) the tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Acquired Fund Common Stock in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held shares of Acquired Fund Common Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock were held as capital assets;

(viii) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund; and

(ix) the payment of cash to the holders of Acquired Fund Common Stock in lieu of fractional shares of Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of Acquired Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Acquiring Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 7.5.

7.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the

Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. Legg Mason Partners Fund Advisor, LLC agrees to bear all expenses incurred in connection with the Merger. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this

Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO WESTERN ASSET HIGH INCOME FUND II, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Effective Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Acquired Fund Common Stock or the amount of Preferred Merger Consideration payable to the holders of Acquired Fund Preferred Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

WESTERN ASSET ZENIX INCOME FUND INC.	WESTERN ASSET HIGH INCOME FUND II INC.

By:	By:
Name:		Name:
Title:		Title:

(With respect to paragraph 9.2 only)
LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

B-1

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Short-Term Security Ratings:
SP-1	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	Moody’s highest rating for issues having a demand feature—VRDO.

MIG1	Moody’s highest rating for short-term municipal obligations.

P-1	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

B-2

APPENDIX C

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

C-1

Western Asset High Income Fund II Inc.

STATEMENT OF ADDITIONAL INFORMATION

                    , 2008

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated                     , 2008, relating specifically to the proposed merger of Western Asset Zenix Income Fund Inc. (“ZIF”) with and into Western Asset High Income Fund II Inc. (“HIX,” and together with ZIF, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting Legg Mason Shareholder Services at 1-888-777-0102, by writing HIX at the address listed above or by visiting our website at www.leggmason.com/individualinvestors. The Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements	S-2
3. Pro Forma Financial Statements	S-2

S-1

GENERAL INFORMATION

The 2008 Annual Meeting of Stockholders of ZIF, at which ZIF stockholders will consider the Merger, will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, September 5, 2008 at 3:00 p.m., Eastern Standard Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated          , 2008 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year, and semi-annual period, if applicable, for each Fund:

•	Western Asset High Income Fund II Inc., Annual Report to Shareholders for the Fiscal Year Ended April 30, 2008, filed on July 7, 2008 (accession no. 0001104659-08-044231).

•	Western Asset Zenix Income Fund Inc., Annual Report to Shareholders for the Fiscal Year Ended March 31, 2008, filed on June 2, 2008 (accession no. 0001104659-08-037274).

PRO FORMA FINANCIAL STATEMENTS

No pro forma financials are required for the Merger of Western Asset Zenix Income Fund Inc. with and into Western Asset Income Fund II Inc., under current requirements of the SEC, because Western Asset Zenix Income Fund Inc.’s net asset value does not exceed 10% of Western Asset High Income Fund II Inc.’s net asset value.

S-2

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VII of the Registrant’s Articles of Incorporation and Article VI of the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant is named on a Directors & Officers Insurance Policy which covers all present and future directors and officers of the Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

Item 16. Exhibits

Exhibit No.	Exhibit

1(a)	Articles of Incorporation (filed as Exhibit A to Registration Statement on Form N-2 (File Nos. 333-48351 and 811-08709) as filed with the Commission on March 20, 1998 and incorporated herein by reference).

1(b)	Articles of Amendment (filed as Exhibit A(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File Nos. 333-48351 and 811-08709) as filed with the Commission on April 29, 1998 and incorporated herein by reference).

1(c)	Amended and Restated Articles of Incorporation (filed as Exhibit 2(A) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-48351 and 811-08709) as filed with the Commission on May 21, 1998 and incorporated herein by reference).

1(d)	Articles of Amendment, dated September 20, 2006 (filed as Exhibit 99 to NSAR-B as filed with the Commission on June 29, 2007 and incorporated herein by reference).

2(a)	By-laws (filed as Exhibit B to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-48351 and 811-08709) as filed with the Commission on April 29, 1998 and incorporated herein by reference).

2(b)	Amended and Restated By-laws (filed as Exhibit 2(B) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-48351 and 811-08709) as filed with the Commission on May 21, 1998 and incorporated herein by reference).

2(c)	Amended and Restated By-laws, as of September 2003 (filed as Exhibit No. 2(C) to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

3	Not applicable.

4	Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

Exhibit No.	Exhibit

5	Not applicable

6(a)	Management Agreement between Registrant and Legg Mason Partners Fund Advisor, LLC, dated August 1, 2006 (filed as an exhibit to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

6(b)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company with respect to Registrant, dated August 1, 2006 (filed as an exhibit to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

7	Not applicable.

8	Not applicable

9	Custodian Services Agreement with State Street Bank and Trust Company, dated January 1, 2007 (filed as an exhibit to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

10	Not applicable.

11	Opinion of DLA Piper US LLP as to the legality of the securities being registered (filed as an exhibit to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

12	Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus (filed herewith).

13	Not applicable.

14	Consent of Independent Registered Public Accounting Firm (filed herewith).

15	Not applicable.

16	Power of Attorney (filed as an exhibit to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

17(a)	Form of proxy card for common stock shareholders (filed as an exhibit to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

17(b)	Form of proxy card for preferred stock shareholders (filed as an exhibit to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

17(c)	Code of Ethics (filed as an exhibit to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

17(d)	Transfer Agency and Services Agreement with American Stock Transfer, Inc., dated March 20, 2006 (filed as an exhibit to the Registration Statement on Form N-14 (File Nos. 333-15137 and 811-08709) as filed with the Commission on June 9, 2008 and incorporated herein by reference).

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

2

(3) The undersigned registrant agrees to file promptly upon the closing of the Merger a post-effective amendment to this registration statement including a signed opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus, and a consent from Simpson Thacher & Bartlett LLP to the filing of the opinions as an exhibit to the Registration Statement.

3

SIGNATURES

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 18th day of July 2008.

WESTERN ASSET HIGH INCOME FUND II INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman, Chief Executive Officer and President

As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ R. Jay Gerken*	Chairman, Chief Executive Officer, President,
	R. Jay Gerken	and Director (Principal Executive Officer)	July 18, 2008

	/s/ Kaprel Ozsolak*	Treasurer and Chief Financial Officer (Principal	July 18, 2008
	Kaprel Ozsolak	Financial and Accounting Officer)

	/s/ Carol L. Colman*	Director	July 18, 2008
Carol L. Colman

	/s/ Daniel P. Cronin*	Director	July 18, 2008
Daniel P. Cronin

	/s/ Paolo M. Cucchi*	Director	July 18, 2008
Paolo M. Cucchi

	/s/ Leslie H. Gelb*	Director	July 18, 2008
Leslie H. Gelb

	/s/ William R. Hutchinson*	Director	July 18, 2008
William R. Hutchinson

	/s/ Dr. Riordan Roett*	Director	July 18, 2008
Dr. Riordan Roett

	/s/ Jeswald W. Salacuse*	Director	July 18, 2008
Jeswald W. Salacuse

*By:	/s/ R. Jay Gerken
R. Jay Gerken,
Attorney-in-Fact

Exhibit No.	Exhibit
12	Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus

14	Consent of Independent Registered Public Accounting Firm

1